UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09255

Wells Fargo Variable Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Catherine Kennedy

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: December 31

Registrant is making a filing for 6 of its series:

Wells Fargo VT Discovery Fund, Wells Fargo VT Index Asset Allocation Fund, Wells Fargo VT International Equity Fund, Wells Fargo VT Omega Growth Fund, Wells Fargo VT Opportunity Fund, and Wells Fargo VT Small Cap Growth Fund.

Date of reporting period: June 30, 2020

ITEM 1. REPORT TO STOCKHOLDERS

Semi-Annual Report

June 30, 2020

Wells Fargo VT Discovery Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo VT Discovery Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo VT Discovery Fund for the six-month period that ended June 30, 2020. Global stock markets saw earlier gains erased in February and March as governments took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. However, markets rebounded from April through June to lessen the losses as central banks attempted to bolster capital markets and confidence. Fixed-income markets generally performed better, with the exception of high-yield bonds, as U.S. bonds overall achieved modest gains. Equity losses were broad, with international equities and U.S. small caps and value stocks faring the worst.

For the period, U.S. stocks, based on the S&P 500 Index1 returned -3.08% and international stocks, as measured by the MSCI ACWI ex USA Index (Net)2 fell 11.00%. The MSCI EM Index (Net)3 lost 9.78%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 6.14%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned 0.61%, the Bloomberg Barclays Municipal Bond Index6 returned 2.08%, and the ICE BofA U.S. High Yield Index7 lost 4.78%.

Capital market volatility spiked in late January on concerns about the coronavirus.

As the period began, a 2019 year-end rally continued into early January 2020. However, capital market volatility spiked in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, causing the price of West Texas Intermediate crude oil to fall 13% in February alone.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo VT Discovery Fund

Letter to shareholders (unaudited)

The global spread of the coronavirus led many countries to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Federal Reserve launched several lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April after the extreme volatility of the previous two months, with the S&P 500 Index gaining 12.8% for the month and the MSCI ACWI ex USA Index (Net) returning 7.6%. The rebound was fueled by unprecedented stimulus measures taken by governments and central banks to buffer the economic damage created by mass shutdowns to try to contain the virus’s spread. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

In May, the equity market rebound continued, with the S&P 500 Index climbing a further 4.8%. European and Japanese stock markets also had monthly gains. Investors regained confidence on reports of early signs of success in human trials of a coronavirus vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. Purchasing managers’ indices continued to reflect weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, helped maintain robust information technology sector earnings, which helped drive powerful well-known technology stocks higher.

Despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine, financial markets continued to post widely positive returns in June. As economies reopened, there were hopeful signs. U.S. retail sales rose 17% in May while retail sales in the U.K. rebounded by 12%. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they can to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits due to expire at the end of July. However, unemployment remained in the double digits, easing somewhat from 14.7% in April to 11.1% in June. At period-end, numerous states reported alarming increases of coronavirus cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

“The global spread of the coronavirus led many countries to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system.”

“Despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine, financial markets continued to post widely positive returns in June. ”

Wells Fargo VT Discovery Fund  |  3

Letter to shareholders (unaudited)

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

4  |  Wells Fargo VT Discovery Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael T. Smith, CFA®‡

Christopher J. Warner, CFA®‡

Average annual total returns (%) as of June 30, 2020

					Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	Gross	Net[2]

Class 2	5-8-1992	14.44	12.55	16.18	1.17	1.16

Russell 2500TM Growth Index[3]	–	9.21	9.57	14.45	–	–

Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these fees and expenses had been reflected, performance would have been lower.

Shares are sold without a front-end sales charge or a contingent deferred sales charge.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 7.

6  |  Wells Fargo VT Discovery Fund

Performance highlights (unaudited)

Ten largest holdings (%) as of June 30, 2020[4]

Twilio Incorporated Class A	2.65

MercadoLibre Incorporated	2.64

MongoDB Incorporated	2.33

Chipotle Mexican Grill Incorporated	2.25

Black Knight Incorporated	2.12

Veeva Systems Incorporated Class A	2.08

Booz Allen Hamilton Holding Corporation	1.94

Exact Sciences Corporation	1.93

QTS Realty Trust Incorporated Class A	1.85

Casella Waste Systems Incorporated Class A	1.76

Sector allocation as of June 30, 2020[5]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectus, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through April 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.15% for Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectus.

[3]	The Russell 2500TM Growth Index measures the performance of those Russell 2500 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[4]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[5]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo VT Discovery Fund  |  7

Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2020 to June 30, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 1-1-2020	Ending account value 6-30-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class 2

Actual	$1,000.00	$1,121.46	$6.07	1.15%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.14	$5.77	1.15%

[1]

Expenses paid is equal to the annualized net expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

8  |  Wells Fargo VT Discovery Fund

Portfolio of investments—June 30, 2020 (unaudited)

	Shares	Value
Common Stocks: 99.29%

Communication Services: 2.78%

Entertainment: 1.16%
Take-Two Interactive Software Incorporated †	15,100	$2,107,507

Interactive Media & Services: 1.62%
Match Group Incorporated †	27,700	2,965,285

Consumer Discretionary: 11.93%

Diversified Consumer Services: 1.40%
Bright Horizons Family Solutions Incorporated †	21,800	2,554,960

Hotels, Restaurants & Leisure: 3.42%
Chipotle Mexican Grill Incorporated †	3,900	4,104,204
Domino’s Pizza Incorporated	5,800	2,142,752

		6,246,956

Internet & Direct Marketing Retail: 5.14%
Chewy Incorporated Class A †	38,400	1,716,096
Etsy Incorporated †	26,900	2,857,587
MercadoLibre Incorporated †	4,891	4,821,401

		9,395,084

Specialty Retail: 1.97%
Burlington Stores Incorporated †	11,716	2,307,232
Carvana Company †	10,800	1,298,160

		3,605,392

Consumer Staples: 1.23%

Food Products: 1.23%
Lamb Weston Holdings Incorporated	35,200	2,250,336

Financials: 1.02%

Consumer Finance: 1.02%
LendingTree Incorporated †	6,400	1,852,992

Health Care: 28.35%

Biotechnology: 8.45%
Black Diamond Therapeutics †	11,100	467,976
CRISPR Therapeutics AG †	15,327	1,126,381
Deciphera Pharmaceuticals Incorporated †	16,919	1,010,403
Exact Sciences Corporation †	40,500	3,521,070
Natera Incorporated †	36,690	1,829,363
ORIC Pharmaceuticals Incorporated †	21,021	709,038
Sarepta Therapeutics Incorporated †	13,903	2,229,207
Turning Point Therapeutics Incorporated †	19,797	1,278,688
Twist Bioscience Corporation †	25,810	1,169,193
Zai Lab Limited ADR †	18,712	1,536,817
Zymeworks Incorporated †	15,400	555,478

		15,433,614

Health Care Equipment & Supplies: 8.89%
ABIOMED Incorporated †	5,800	1,401,048
Align Technology Incorporated †	8,900	2,442,516

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Discovery Fund  |  9

Portfolio of investments—June 30, 2020 (unaudited)

	Shares	Value

Health Care Equipment & Supplies (continued)
DexCom Incorporated †	7,200	$2,918,880
Haemonetics Corporation †	22,600	2,024,056
Inari Medical Incorporated †	800	38,752
Insulet Corporation †	12,099	2,350,352
iRhythm Technologies Incorporated †	26,900	3,117,441
Shockwave Medical Incorporated †	41,352	1,958,844

		16,251,889

Health Care Providers & Services: 5.88%
Amedisys Incorporated †	13,500	2,680,290
Chemed Corporation	6,700	3,022,169
HealthEquity Incorporated †	39,400	2,311,598
Molina Healthcare Incorporated †	15,300	2,723,094

		10,737,151

Health Care Technology: 2.08%
Veeva Systems Incorporated Class A †	16,200	3,797,604

Life Sciences Tools & Services: 1.46%
Bio-Rad Laboratories Incorporated Class A †	5,900	2,663,791

Pharmaceuticals: 1.59%
Catalent Incorporated †	39,800	2,917,340

Industrials: 18.40%

Aerospace & Defense: 3.52%
HEICO Corporation	21,300	2,122,545
Mercury Computer Systems Incorporated †	33,000	2,595,780
Teledyne Technologies Incorporated †	5,500	1,710,225

		6,428,550

Building Products: 1.53%
Trex Company Incorporated †	21,500	2,796,505

Commercial Services & Supplies: 6.90%
Casella Waste Systems Incorporated Class A †	61,844	3,223,309
IAA Incorporated †	61,800	2,383,626
MSA Safety Incorporated	15,500	1,773,820
Tetra Tech Incorporated	32,800	2,595,136
Waste Connections Incorporated	28,043	2,630,153

		12,606,044

Construction & Engineering: 0.96%
WillScot Corporation †	142,417	1,750,305

Electrical Equipment: 1.47%
Generac Holdings Incorporated †	22,100	2,694,653

Professional Services: 1.44%
Clarivate Analytics plc †	118,000	2,634,940

Road & Rail: 1.25%
Saia Incorporated †	20,500	2,279,190

Trading Companies & Distributors: 1.33%
SiteOne Landscape Supply Incorporated †	21,350	2,433,260

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo VT Discovery Fund

Portfolio of investments—June 30, 2020 (unaudited)

		Shares	Value
Information Technology: 33.73%

Communications Equipment: 0.73%
Motorola Solutions Incorporated		9,500	$1,331,235

Electronic Equipment, Instruments & Components: 1.30%
Novanta Incorporated †		22,300	2,380,971

IT Services: 16.42%
Black Knight Incorporated †		53,300	3,867,448
Booz Allen Hamilton Holding Corporation		45,600	3,547,224
EPAM Systems Incorporated †		10,419	2,625,692
Euronet Worldwide Incorporated †		18,993	1,819,909
MongoDB Incorporated †		18,800	4,255,192
Okta Incorporated †		12,900	2,582,967
Square Incorporated Class A †		18,800	1,972,872
Twilio Incorporated Class A †		22,100	4,849,182
WEX Incorporated †		16,500	2,722,665
WNS Holdings Limited ADR †		31,800	1,748,364

			29,991,515

Semiconductors & Semiconductor Equipment: 3.97%
Lattice Semiconductor Corporation †		83,800	2,379,082
MKS Instruments Incorporated		25,600	2,898,944
Universal Display Corporation		13,200	1,974,984

			7,253,010

Software: 11.31%
Avalara Incorporated †		21,900	2,914,671
Bill.com Holdings Incorporated †		18,366	1,656,797
Crowdstrike Holdings Incorporated Class A †		22,200	2,226,438
Elastic NV †		30,800	2,840,068
Envestnet Incorporated †		30,000	2,206,200
Fair Isaac Corporation †		6,600	2,759,064
Five9 Incorporated †		28,318	3,133,953
Globant SA †		19,500	2,922,075

			20,659,266

Real Estate: 1.85%

Equity REITs: 1.85%
QTS Realty Trust Incorporated Class A		52,800	3,383,952

Total Common Stocks (Cost $125,310,683)			181,403,297

	Yield
Short-Term Investments: 0.64%

Investment Companies: 0.64%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.11%	1,177,469	1,177,469

Total Short-Term Investments (Cost $1,177,469)			1,177,469

Total investments in securities (Cost $126,488,152)	99.93%	182,580,766

Other assets and liabilities, net	0.07	121,265

Total net assets	100.00%	$182,702,031

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Discovery Fund  |  11

Portfolio of investments—June 30, 2020 (unaudited)

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC *	$4,718,549	$20,145,716	$(24,864,321)	$275	$(219)	$18,411	#	$0
Wells Fargo Government Money Market Fund Select Class	1,560,143	21,607,621	(21,990,295)	0	0	10,928		1,177,469

				$275	$(219)	$29,339		$1,177,469	0.64%

*	No longer held at the end of the period

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo VT Discovery Fund

Statement of assets and liabilities—June 30, 2020 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $125,310,683)	$181,403,297
Investments in affiliated securities, at value (cost $1,177,469)	1,177,469
Receivable for investments sold	613,367
Receivable for Fund shares sold	11,540
Receivable for dividends	36,826
Prepaid expenses and other assets	1,630

Total assets	183,244,129

Liabilities
Payable for investments purchased	293,181
Payable for Fund shares redeemed	62,176
Management fee payable	110,368
Administration fee payable	11,773
Distribution fee payable	36,614
Trustees’ fees and expenses payable	4,780
Accrued expenses and other liabilities	23,206

Total liabilities	542,098

Total net assets	$182,702,031

Net assets consist of
Paid-in capital	$111,356,390
Total distributable earnings	71,345,641

Total net assets	$182,702,031

Computation of net asset value per share
Net assets – Class 2	$182,702,031
Shares outstanding – Class 2[1]	4,959,471
Net asset value per share – Class 2	$36.84

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Discovery Fund  |  13

Statement of operations—six months ended June 30, 2020 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $1,740)	$219,319
Securities lending income from affiliates, net	22,372
Income from affiliated securities	10,928

Total investment income	252,619

Expenses
Management fee	607,450
Administration fee
Class 2	64,795
Distribution fee
Class 2	201,792
Custody and accounting fees	11,410
Professional fees	16,582
Shareholder report expenses	17,769
Trustees’ fees and expenses	9,988
Other fees and expenses	4,996

Total expenses	934,782
Less: Fee waivers and/or expense reimbursements
Fund-level	(4,327)

Net expenses	930,455

Net investment loss	(677,836)

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(56,894)
Affiliated securities	275

Net realized losses on investments	(56,619)

Net change in unrealized gains (losses) on
Unaffiliated securities	19,734,743
Affiliated securities	(219)

Net change in unrealized gains (losses) on investments	19,734,524

Net realized and unrealized gains (losses) on investments	19,677,905

Net increase in net assets resulting from operations	$19,000,069

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo VT Discovery Fund

Statement of changes in net assets

	Six months ended June 30, 2020 (unaudited)		Year ended December 31, 2019

Operations
Net investment loss		$(677,836)		$(1,259,354)
Net realized gains (losses) on investments		(56,619)		17,351,306
Net change in unrealized gains (losses) on investments		19,734,524		32,290,402

Net increase in net assets resulting from operations		19,000,069		48,382,354

Distributions to shareholders from net investment income and net realized gains – Class 2		0		(17,124,790)

Capital share transactions	Shares		Shares
Proceeds from shares sold – Class 2	325,921	10,610,899	988,344	32,962,615
Reinvestment of distributions – Class 2	0	0	517,835	17,124,790
Payment for shares redeemed – Class 2	(495,344)	(15,398,007)	(1,190,533)	(38,661,758)

Net increase (decrease) in net assets resulting from capital share transactions		(4,787,108)		11,425,647

Total increase in net assets		14,212,961		42,683,211

Net assets
Beginning of period		168,489,070		125,805,859

End of period		$182,702,031		$168,489,070

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Discovery Fund  |  15

Financial highlights

(For a share outstanding throughout each period)

	Six months ended June 30, 2020 (unaudited)	Year ended December 31
CLASS 2		2019	2018	2017	2016	2015
Net asset value, beginning of period	$32.85	$26.14	$31.74	$25.91	$25.99	$30.71
Net investment loss	(0.14)	(0.25)	(0.17)	(0.20)	(0.13)	(0.21)
Net realized and unrealized gains (losses) on investments	4.13	10.47	(1.39)	7.60	2.00	0.21

Total from investment operations	3.99	10.22	(1.56)	7.40	1.87	0.00
Distributions to shareholders from
Net realized gains	0.00	(3.51)	(4.04)	(1.57)	(1.95)	(4.72)
Net asset value, end of period	$36.84	$32.85	$26.14	$31.74	$25.91	$25.99
Total return[1]	12.15%	39.02%	(7.06)%	29.13%	7.65%	(1.46)%
Ratios to average net assets (annualized)
Gross expenses	1.15%	1.16%	1.16%	1.16%	1.18%	1.17%
Net expenses	1.15%	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment loss	(0.84)%	(0.79)%	(0.55)%	(0.68)%	(0.52)%	(0.72)%
Supplemental data
Portfolio turnover rate	31%	71%	60%	75%	85%	90%
Net assets, end of period (000s omitted)	$182,702	$168,489	$125,806	$145,175	$119,919	$126,839

[1]

Returns for periods of less than one year are not annualized. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo VT Discovery Fund

Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo VT Discovery Fund (the “Fund”) which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in securities lending income from affiliates (net of fees and rebates) on the Statement of Operations.

Wells Fargo VT Discovery Fund  |  17

Notes to financial statements (unaudited)

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2020, the aggregate cost of all investments for federal income tax purposes was $126,262,014 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$57,286,933

Gross unrealized losses	(968,181)

Net unrealized gains	$56,318,752

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

18  |  Wells Fargo VT Discovery Fund

Notes to financial statements (unaudited)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$5,072,792	$0	$0	$5,072,792

Consumer discretionary	21,802,392	0	0	21,802,392

Consumer staples	2,250,336	0	0	2,250,336

Financials	1,852,992	0	0	1,852,992

Health care	51,801,389	0	0	51,801,389

Industrials	33,623,447	0	0	33,623,447

Information technology	61,615,997	0	0	61,615,997

Real estate	3,383,952	0	0	3,383,952

Short-term investments

Investment companies	1,177,469	0	0	1,177,469

Total assets	$182,580,766	$0	$0	$182,580,766

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the six months ended June 30, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.750%

Next $500 million	0.700

Next $1 billion	0.650

Next $2 billion	0.625

Next $1 billion	0.600

Next $5 billion	0.590

Over $10 billion	0.580

For the six months ended June 30, 2020, the management fee was equivalent to an annual rate of 0.75% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.

Wells Fargo VT Discovery Fund  |  19

Notes to financial statements (unaudited)

Administration fee

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives a class level administration fee of 0.08% which is calculated based on the average daily net assets of Class 2 shares.

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Funds Management has committed through April 30, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.15% for Class 2 shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended June 30, 2020 were $50,361,068 and $56,008,484, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of June 30, 2020, the Fund did not have any securities on loan.

7. BANK BORROWINGS

The Trust, Wells Fargo Master Trust and Wells Fargo Funds Trust (excluding the money market funds) are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended June 30, 2020, there were no borrowings by the Fund under the agreement.

8. CONCENTRATION RISKS

Concentration risks result from exposure to a limited number of sectors. As of the end of the period, the Fund invests a concentration of its portfolio in the health care and information technology sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

20  |  Wells Fargo VT Discovery Fund

Notes to financial statements (unaudited)

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo VT Discovery Fund  |  21

Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-260-5969, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

22  |  Wells Fargo VT Discovery Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo VT Discovery Fund  |  23

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

24  |  Wells Fargo VT Discovery Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-269-5969 or by visiting the website at wfam.com.

Wells Fargo VT Discovery Fund  |  25

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo VT Discovery Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Variable Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo VT Discovery Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

26  |  Wells Fargo VT Discovery Fund

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund was higher than the average investment performance of the Universe for the one-, three-, five- and ten-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund was higher than the average investment performance of the Universe for all periods ended March 31, 2020. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Russell 2500™ Growth Index, for all periods ended December 31, 2019. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Russell 2500™ Growth Index, for all periods ended March 31, 2020.

The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered this ratio in comparison to the median ratios of funds in an expense group that was determined by Broadridge to be similar to the Fund (the “Group”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Group and an explanation of how funds comprising expense group and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratio of the Fund was in range of the median net operating expense ratio of the expense Group.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rate with the average contractual investment management fee rates of funds in the expense Group at a common asset level as well as transfer agency costs of the funds in the expense Group. The Board noted that the Management Rate of the Fund was lower than the sum of these average rates for the Fund’s expense Group.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Wells Fargo VT Discovery Fund  |  27

Other information (unaudited)

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

28  |  Wells Fargo VT Discovery Fund

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Variable Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Wells Fargo VT Discovery Fund  |  29

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0720-00253 08-20

SVT1/SAR138 06-20

Semi-Annual Report

June 30, 2020

Wells Fargo

VT Index Asset Allocation Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo VT Index Asset Allocation Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo VT Index Asset Allocation Fund for the six-month period that ended June 30, 2020. Global stock markets saw earlier gains erased in February and March as governments took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. However, markets rebounded from April through June to lessen the losses as central banks attempted to bolster capital markets and confidence. Fixed-income markets generally performed better, with the exception of high-yield bonds, as U.S. bonds overall achieved modest gains. Equity losses were broad, with international equities and U.S. small caps and value stocks faring the worst.

For the period, U.S. stocks, based on the S&P 500 Index1 returned -3.08% and international stocks, as measured by the MSCI ACWI ex USA Index (Net)2 fell 11.00%. The MSCI EM Index (Net)3 lost 9.78%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 6.14%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned 0.61%, the Bloomberg Barclays Municipal Bond Index6 returned 2.08%, and the ICE BofA U.S. High Yield Index7 lost 4.78%.

Capital market volatility spiked in late January on concerns about the coronavirus.

As the period began, a 2019 year-end rally continued into early January 2020. However, capital market volatility spiked in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, causing the price of West Texas Intermediate crude oil to fall 13% in February alone.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo VT Index Asset Allocation Fund

Letter to shareholders (unaudited)

The global spread of the coronavirus led many countries to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Federal Reserve launched several lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April after the extreme volatility of the previous two months, with the S&P 500 Index gaining 12.8% for the month and the MSCI ACWI ex USA Index (Net) returning 7.6%. The rebound was fueled by unprecedented stimulus measures taken by governments and central banks to buffer the economic damage created by mass shutdowns to try to contain the virus’s spread. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

In May, the equity market rebound continued, with the S&P 500 Index climbing a further 4.8%. European and Japanese stock markets also had monthly gains. Investors regained confidence on reports of early signs of success in human trials of a coronavirus vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. Purchasing managers’ indices continued to reflect weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, helped maintain robust information technology sector earnings, which helped drive powerful well-known technology stocks higher.

Despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine, financial markets continued to post widely positive returns in June. As economies reopened, there were hopeful signs. U.S. retail sales rose 17% in May while retail sales in the U.K. rebounded by 12%. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they can to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits due to expire at the end of July. However, unemployment remained in the double digits, easing somewhat from 14.7% in April to 11.1% in June. At period-end, numerous states reported alarming increases of coronavirus cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

“The global spread of the coronavirus led many countries to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system.”

“Despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine, financial markets continued to post widely positive returns in June. ”

Wells Fargo VT Index Asset Allocation Fund  |  3

Letter to shareholders (unaudited)

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-269-5969.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

4  |  Wells Fargo VT Index Asset Allocation Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp Acharya, CFA®‡, FRM

Petros N. Bocray, CFA®‡, FRM

Christian L. Chan, CFA®‡

Average annual total returns (%) as of June 30, 2020

					Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	Gross	Net[2]

Class 2	4-15-1994	9.51	7.87	11.39	1.05	1.00

Index Asset Allocation Blended Index[3]	–	9.48	8.39	11.31	–	–

Bloomberg Barclays U.S. Treasury Index[4]	–	10.45	4.07	3.41	–	–

S&P 500 Index[5]	–	7.51	10.73	13.99	–	–

Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these fees and expense had been reflected, performance would have been lower.

Shares are sold without a front-end sales charge or contingent deferred sales charge.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 7.

6  |  Wells Fargo VT Index Asset Allocation Fund

Performance highlights (unaudited)

Ten largest holdings (%) as of June 30, 2020[6]

Microsoft Corporation	3.64

Apple Incorporated	3.50

Amazon.com Incorporated	2.71

Facebook Incorporated Class A	1.31

Alphabet Incorporated Class A	1.01

Alphabet Incorporated Class C	0.98

Johnson & Johnson	0.87

Berkshire Hathaway Incorporated Class B	0.81

Visa Incorporated Class A	0.76

The Procter & Gamble Company	0.69

Allocation as of June 20, 2020

	Neutral allocation	Effective allocation[8]

Stocks	60%	65%

Bonds	40%	40%

Effective cash	0%	(5)%

Sector allocation as of June 30, 2020[7]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectus. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through April 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.00% for Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectus.

[3]

Source: Wells Fargo Funds Management, LLC. The Index Asset Allocation Blended Index is weighted 60% in the S&P 500 Index and 40% in the Bloomberg Barclays U.S. Treasury Index. You cannot invest directly in an index.

[4]	The Bloomberg Barclays U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of 1 to 30 years. You cannot invest directly in an index.

[5]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[8]

Effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash represents the net offset to such future positions. The amounts are subject to change and may have changed since the date specified.

Wells Fargo VT Index Asset Allocation Fund  |  7

Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2020 to June 30, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 1-1-2020	Ending account value 6-30-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class 2

Actual	$1,000.00	$1,032.70	$5.05	1.00%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$5.02	1.00%

[1]

Expenses paid is equal to the annualized net expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

8  |  Wells Fargo VT Index Asset Allocation Fund

Portfolio of investments—June 30, 2020 (unaudited)

	Shares	Value
Common Stocks: 60.19%

Communication Services: 6.54%

Diversified Telecommunication Services: 1.07%
AT&T Incorporated	11,938	$360,886
CenturyLink Incorporated	1,661	16,660
Verizon Communications Incorporated	6,946	382,933

		760,479

Entertainment: 1.22%
Activision Blizzard Incorporated	1,279	97,076
Electronic Arts Incorporated †	478	63,120
Live Nation Entertainment Incorporated †	237	10,506
Netflix Incorporated †	739	336,275
Take-Two Interactive Software Incorporated †	187	26,100
The Walt Disney Company	3,034	338,321

		871,398

Interactive Media & Services: 3.35%
Alphabet Incorporated Class A †	506	717,533
Alphabet Incorporated Class C †	492	695,496
Facebook Incorporated Class A †	4,103	931,668
Twitter Incorporated †	1,310	39,025

		2,383,722

Media: 0.76%
Charter Communications Incorporated Class A †	252	128,530
Comcast Corporation Class A	7,603	296,365
Discovery Communications Incorporated Class A †	269	5,676
Discovery Communications Incorporated Class C †	534	10,285
DISH Network Corporation Class A †	428	14,770
Fox Corporation Class A	576	15,448
Fox Corporation Class B	268	7,193
Interpublic Group of Companies Incorporated	646	11,085
News Corporation Class A	647	7,673
News Corporation Class B	202	2,414
Omnicom Group Incorporated	355	19,383
ViacomCBS Incorporated Class B	906	21,128

		539,950

Wireless Telecommunication Services: 0.14%
T-Mobile US Incorporated †	953	99,255

Consumer Discretionary: 6.52%

Auto Components: 0.07%
Aptiv plc	451	35,142
BorgWarner Incorporated	348	12,284

		47,426

Automobiles: 0.13%
Ford Motor Company	6,516	39,617
General Motors Company	2,111	53,408

		93,025

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Index Asset Allocation Fund  |  9

Portfolio of investments—June 30, 2020 (unaudited)

	Shares	Value
Distributors: 0.05%
Genuine Parts Company	240	$20,870
LKQ Corporation †	509	13,336

		34,206

Diversified Consumer Services: 0.01%
H&R Block Incorporated	322	4,598

Hotels, Restaurants & Leisure: 0.94%
Carnival Corporation	833	13,678
Chipotle Mexican Grill Incorporated †	43	45,251
Darden Restaurants Incorporated	218	16,518
Domino’s Pizza Incorporated	66	24,383
Hilton Worldwide Holdings Incorporated	467	34,301
Las Vegas Sands Corporation	564	25,685
Marriott International Incorporated Class A	458	39,264
McDonald’s Corporation	1,241	228,927
MGM Resorts International	850	14,280
Norwegian Cruise Line Holdings Limited †	446	7,328
Royal Caribbean Cruises Limited	296	14,889
Starbucks Corporation	1,963	144,457
Wynn Resorts Limited	167	12,440
Yum! Brands Incorporated	503	43,716

		665,117

Household Durables: 0.22%
D.R. Horton Incorporated	554	30,719
Garmin Limited	241	23,498
Leggett & Platt Incorporated	222	7,803
Lennar Corporation Class A	462	28,468
Mohawk Industries Incorporated †	99	10,074
Newell Rubbermaid Incorporated	635	10,084
NVR Incorporated †	6	19,553
Pulte Group Incorporated	425	14,463
Whirlpool Corporation	103	13,342

		158,004

Internet & Direct Marketing Retail: 2.97%
Amazon.com Incorporated †	699	1,928,415
Booking Holdings Incorporated †	69	109,871
eBay Incorporated	1,106	58,010
Expedia Group Incorporated	233	19,153

		2,115,449

Leisure Products: 0.02%
Hasbro Incorporated	213	15,964

Multiline Retail: 0.31%
Dollar General Corporation	419	79,824
Dollar Tree Incorporated †	394	36,516
Kohl’s Corporation	269	5,587
Target Corporation	833	99,902

		221,829

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo VT Index Asset Allocation Fund

Portfolio of investments—June 30, 2020 (unaudited)

	Shares	Value
Specialty Retail: 1.43%
Advance Auto Parts Incorporated	114	$16,239
AutoZone Incorporated †	39	43,997
Best Buy Company Incorporated	378	32,988
CarMax Incorporated †	273	24,447
L Brands Incorporated	396	5,928
Lowe’s Companies Incorporated	1,266	171,062
O’Reilly Automotive Incorporated †	124	52,287
Ross Stores Incorporated	597	50,888
The Gap Incorporated	355	4,480
The Home Depot Incorporated	1,796	449,916
The TJX Companies Incorporated	2,013	101,777
Tiffany & Company	180	21,949
Tractor Supply Company	191	25,172
Ulta Beauty Incorporated †	95	19,325

		1,020,455

Textiles, Apparel & Luxury Goods: 0.37%
HanesBrands Incorporated	586	6,616
Nike Incorporated Class B	2,072	203,160
PVH Corporation	120	5,766
Ralph Lauren Corporation	80	5,802
Tapestry Incorporated	469	6,228
Under Armour Incorporated Class A †	320	3,117
Under Armour Incorporated Class C †	335	2,961
VF Corporation	532	32,420

		266,070

Consumer Staples: 4.18%

Beverages: 1.01%
Brown-Forman Corporation Class B	304	19,353
Constellation Brands Incorporated Class A	280	48,986
Molson Coors Brewing Company Class B	313	10,755
Monster Beverage Corporation †	623	43,186
PepsiCo Incorporated	2,310	305,521
The Coca-Cola Company	6,451	288,231

		716,032

Food & Staples Retailing: 0.91%
Costco Wholesale Corporation	737	223,466
Sysco Corporation	849	46,406
The Kroger Company	1,321	44,716
Walgreens Boots Alliance Incorporated	1,230	52,140
Walmart Incorporated	2,356	282,202

		648,930

Food Products: 0.67%
Archer Daniels Midland Company	924	36,868
Campbell Soup Company	281	13,946
ConAgra Foods Incorporated	811	28,523
General Mills Incorporated	1,010	62,267
Hormel Foods Corporation	464	22,397
Kellogg Company	416	27,481
Lamb Weston Holdings Incorporated	242	15,471
McCormick & Company Incorporated	204	36,600

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Index Asset Allocation Fund  |  11

Portfolio of investments—June 30, 2020 (unaudited)

	Shares	Value

Food Products (continued)
Mondelez International Incorporated Class A	2,378	$121,587
The Hershey Company	245	31,757
The J.M. Smucker Company	188	19,892
The Kraft Heinz Company	1,041	33,197
Tyson Foods Incorporated Class A	491	29,318

		479,304

Household Products: 1.06%
Church & Dwight Company Incorporated	409	31,616
Colgate-Palmolive Company	1,427	104,542
Kimberly-Clark Corporation	567	80,145
The Clorox Company	208	45,629
The Procter & Gamble Company	4,125	493,226

		755,158

Personal Products: 0.10%
Coty Incorporated Class A	503	2,248
The Estee Lauder Companies Incorporated Class A	374	70,566

		72,814

Tobacco: 0.43%
Altria Group Incorporated	3,106	121,911
Philip Morris International Incorporated	2,598	182,016

		303,927

Energy: 1.70%

Energy Equipment & Services: 0.13%
Baker Hughes Incorporated	1,091	16,790
Halliburton Company	1,477	19,171
National Oilwell Varco Incorporated	641	7,852
Schlumberger Limited	2,312	42,518
TechnipFMC plc	693	4,740

		91,071

Oil, Gas & Consumable Fuels: 1.57%
Apache Corporation	632	8,532
Cabot Oil & Gas Corporation	665	11,425
Chevron Corporation	3,104	276,970
Concho Resources Incorporated	324	16,686
ConocoPhillips	1,802	75,720
Devon Energy Corporation	642	7,280
Diamondback Energy Incorporated	263	10,999
EOG Resources Incorporated	974	49,343
Exxon Mobil Corporation	7,058	315,634
Hess Corporation	437	22,641
HollyFrontier Corporation	246	7,183
Kinder Morgan Incorporated	3,236	49,090
Marathon Oil Corporation	1,336	8,176
Marathon Petroleum Corporation	1,074	40,146
Noble Energy Incorporated	787	7,052
Occidental Petroleum Corporation	1,507	27,578
ONEOK Incorporated	746	24,782
Phillips 66	724	52,056
Pioneer Natural Resources Company	273	26,672

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo VT Index Asset Allocation Fund

Portfolio of investments—June 30, 2020 (unaudited)

	Shares	Value

Oil, Gas & Consumable Fuels (continued)
The Williams Companies Incorporated	2,022	$38,458
Valero Energy Corporation	675	39,704

		1,116,127

Financials: 6.04%

Banks: 2.18%
Bank of America Corporation	12,971	308,061
Citigroup Incorporated	3,470	177,317
Citizens Financial Group Incorporated	712	17,971
Comerica Incorporated	232	8,839
Fifth Third Bancorp	1,181	22,770
First Republic Bank	285	30,207
Huntington Bancshares Incorporated	1,680	15,179
JPMorgan Chase & Company	5,055	475,474
KeyCorp	1,622	19,756
M&T Bank Corporation	212	22,042
People’s United Financial Incorporated	709	8,203
PNC Financial Services Group Incorporated	706	74,278
Regions Financial Corporation	1,589	17,670
SVB Financial Group †	86	18,536
Truist Financial Corporation	2,245	84,300
US Bancorp	2,284	84,097
Wells Fargo & Company (l)	6,236	159,641
Zions Bancorporation	272	9,248

		1,553,589

Capital Markets: 1.62%
Ameriprise Financial Incorporated	202	30,308
Bank of New York Mellon Corporation	1,341	51,830
BlackRock Incorporated	257	139,831
Cboe Global Markets Incorporated	182	16,977
CME Group Incorporated	595	96,711
E*TRADE Financial Corporation	367	18,251
Franklin Resources Incorporated	462	9,688
Intercontinental Exchange Incorporated	908	83,173
Invesco Limited	630	6,779
MarketAxess Holdings Incorporated	63	31,558
Moody’s Corporation	268	73,628
Morgan Stanley	1,995	96,359
MSCI Incorporated	141	47,069
Northern Trust Corporation	345	27,372
Raymond James Financial Incorporated	203	13,972
S&P Global Incorporated	401	132,121
State Street Corporation	584	37,113
T. Rowe Price Group Incorporated	378	46,683
The Charles Schwab Corporation	1,924	64,916
The Goldman Sachs Group Incorporated	520	102,762
The NASDAQ OMX Group Incorporated	190	22,699

		1,149,800

Consumer Finance: 0.28%
American Express Company	1,097	104,434
Capital One Financial Corporation	759	47,506
Discover Financial Services	508	25,446
Synchrony Financial	895	19,833

		197,219

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Index Asset Allocation Fund  |  13

Portfolio of investments—June 30, 2020 (unaudited)

	Shares	Value
Diversified Financial Services: 0.81%
Berkshire Hathaway Incorporated Class B †	3,246	$579,443

Insurance: 1.15%
AFLAC Incorporated	1,197	43,128
American International Group Incorporated	1,439	44,868
Aon plc Class A	382	73,573
Arthur J. Gallagher & Company	315	30,709
Assurant Incorporated	99	10,226
Chubb Limited	750	94,965
Cincinnati Financial Corporation	252	16,136
Everest Reinsurance Group Limited	66	13,609
Globe Life Incorporated	162	12,025
Lincoln National Corporation	325	11,957
Loews Corporation	403	13,819
Marsh & McLennan Companies Incorporated	849	91,157
MetLife Incorporated	1,284	46,892
Principal Financial Group Incorporated	426	17,696
Prudential Financial Incorporated	660	40,194
The Allstate Corporation	522	50,629
The Hartford Financial Services Group Incorporated	597	23,014
The Progressive Corporation	972	77,867
The Travelers Companies Incorporated	421	48,015
UnumProvident Corporation	342	5,674
W.R. Berkley Corporation	235	13,463
Willis Towers Watson plc	212	41,753

		821,369

Health Care: 8.77%

Biotechnology: 1.48%
AbbVie Incorporated	2,930	287,667
Alexion Pharmaceuticals Incorporated †	364	40,855
Amgen Incorporated	977	230,435
Biogen Incorporated †	271	72,506
Gilead Sciences Incorporated	2,068	159,112
Incyte Corporation †	299	31,087
Regeneron Pharmaceuticals Incorporated †	168	104,773
Vertex Pharmaceuticals Incorporated †	432	125,414

		1,051,849

Health Care Equipment & Supplies: 2.28%
Abbott Laboratories	2,948	269,536
ABIOMED Incorporated †	75	18,117
Align Technology Incorporated †	120	32,933
Baxter International Incorporated	846	72,841
Becton Dickinson & Company	493	117,960
Boston Scientific Corporation †	2,414	84,756
Danaher Corporation	1,049	185,495
Dentsply Sirona Incorporated	364	16,038
DexCom Incorporated †	157	63,648
Edwards Lifesciences Corporation †	1,034	71,460
Hologic Incorporated †	428	24,396
IDEXX Laboratories Incorporated †	142	46,883
Intuitive Surgical Incorporated †	194	110,547
Medtronic plc	2,241	205,500
ResMed Incorporated	241	46,272
STERIS plc	141	21,635

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo VT Index Asset Allocation Fund

Portfolio of investments—June 30, 2020 (unaudited)

	Shares	Value

Health Care Equipment & Supplies (continued)
Stryker Corporation	541	$97,483
Teleflex Incorporated	78	28,390
The Cooper Companies Incorporated	82	23,258
Varian Medical Systems Incorporated †	152	18,623
West Pharmaceutical Services Incorporated	122	27,715
Zimmer Biomet Holdings Incorporated	344	41,060

		1,624,546

Health Care Providers & Services: 1.69%
AmerisourceBergen Corporation	246	24,789
Anthem Incorporated	418	109,926
Cardinal Health Incorporated	488	25,469
Centene Corporation †	980	62,279
Cigna Corporation	616	115,592
CVS Health Corporation	2,171	141,050
DaVita HealthCare Partners Incorporated †	141	11,159
HCA Healthcare Incorporated	440	42,706
Henry Schein Incorporated †	239	13,955
Humana Incorporated	221	85,693
Laboratory Corporation of America Holdings †	161	26,744
McKesson Corporation	269	41,270
Quest Diagnostics Incorporated	223	25,413
UnitedHealth Group Incorporated	1,579	465,726
Universal Health Services Incorporated Class B	129	11,983

		1,203,754

Health Care Technology: 0.05%
Cerner Corporation	506	34,686

Life Sciences Tools & Services: 0.70%
Agilent Technologies Incorporated	515	45,511
Bio-Rad Laboratories Incorporated Class A †	35	15,802
Illumina Incorporated †	245	90,736
IQVIA Holdings Incorporated †	295	41,855
Mettler-Toledo International Incorporated †	40	32,222
PerkinElmer Incorporated	184	18,049
Thermo Fisher Scientific Incorporated	657	238,057
Waters Corporation †	103	18,581

		500,813

Pharmaceuticals: 2.57%
Bristol-Myers Squibb Company	3,765	221,382
Eli Lilly & Company	1,403	230,345
Johnson & Johnson	4,387	616,944
Merck & Company Incorporated	4,205	325,173
Mylan NV †	858	13,797
Perrigo Company plc	226	12,491
Pfizer Incorporated	9,272	303,194
Zoetis Incorporated	787	107,850

		1,831,176

Industrials: 4.82%

Aerospace & Defense: 1.08%
General Dynamics Corporation	388	57,990
Howmet Aerospace Incorporated	641	10,160

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Index Asset Allocation Fund  |  15

Portfolio of investments—June 30, 2020 (unaudited)

	Shares	Value

Aerospace & Defense (continued)
Huntington Ingalls Industries Incorporated	67	$11,691
L3Harris Technologies Incorporated	359	60,912
Lockheed Martin Corporation	413	150,712
Northrop Grumman Corporation	260	79,934
Raytheon Technologies Corporation	2,470	152,201
Teledyne Technologies Incorporated †	61	18,968
Textron Incorporated	380	12,506
The Boeing Company	943	172,852
TransDigm Group Incorporated	86	38,016

		765,942

Air Freight & Logistics: 0.32%
C.H. Robinson Worldwide Incorporated	224	17,709
Expeditors International of Washington Incorporated	275	20,911
FedEx Corporation	402	56,368
United Parcel Service Incorporated Class B	1,173	130,414

		225,402

Airlines: 0.13%
Alaska Air Group Incorporated	207	7,506
American Airlines Group Incorporated	893	11,672
Delta Air Lines Incorporated	966	27,096
Southwest Airlines Company	913	31,206
United Airlines Holdings Incorporated †	434	15,021

		92,501

Building Products: 0.24%
A.O. Smith Corporation	225	10,602
Allegion plc	154	15,742
Carrier Global Corporation	1,357	30,153
Fortune Brands Home & Security Incorporated	233	14,896
Johnson Controls International plc	1,241	42,368
Masco Corporation	437	21,942
Trane Technologies plc	401	35,681

		171,384

Commercial Services & Supplies: 0.24%
Cintas Corporation	141	37,557
Copart Incorporated †	348	28,978
Republic Services Incorporated	349	28,635
Rollins Incorporated	234	9,919
Waste Management Incorporated	646	68,418

		173,507

Construction & Engineering: 0.04%
Jacobs Engineering Group Incorporated	217	18,402
Quanta Services Incorporated	228	8,944

		27,346

Electrical Equipment: 0.27%
AMETEK Incorporated	383	34,229
Eaton Corporation plc	665	58,174
Emerson Electric Company	997	61,844
Rockwell Automation Incorporated	192	40,896

		195,143

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo VT Index Asset Allocation Fund

Portfolio of investments—June 30, 2020 (unaudited)

	Shares	Value
Industrial Conglomerates: 0.69%
3M Company	957	$149,282
General Electric Company	14,799	101,077
Honeywell International Incorporated	1,174	169,749
Roper Technologies Incorporated	175	67,946

		488,054

Machinery: 0.89%
Caterpillar Incorporated	901	113,977
Cummins Incorporated	245	42,449
Deere & Company	523	82,189
Dover Corporation	239	23,078
Flowserve Corporation	217	6,189
Fortive Corporation	493	33,356
IDEX Corporation	124	19,597
Illinois Tool Works Incorporated	478	83,578
Ingersoll Rand Incorporated †	578	16,253
Otis Worldwide Corporation	681	38,722
PACCAR Incorporated	574	42,964
Parker-Hannifin Corporation	213	39,037
Pentair plc	276	10,485
Snap-on Incorporated	89	12,327
Stanley Black & Decker Incorporated	255	35,542
Wabtec Corporation	300	17,271
Xylem Incorporated	300	19,488

		636,502

Professional Services: 0.21%
Equifax Incorporated	201	34,548
IHS Markit Limited	664	50,132
Nielsen Holdings plc	596	8,857
Robert Half International Incorporated	191	10,091
Verisk Analytics Incorporated	270	45,954

		149,582

Road & Rail: 0.59%
CSX Corporation	1,282	89,407
J.B. Hunt Transport Services Incorporated	140	16,848
Kansas City Southern	158	23,588
Norfolk Southern Corporation	428	75,144
Old Dominion Freight Line Incorporated	156	26,456
Union Pacific Corporation	1,133	191,556

		422,999

Trading Companies & Distributors: 0.12%
Fastenal Company	953	40,827
United Rentals Incorporated †	120	17,885
W.W. Grainger Incorporated	73	22,934

		81,646

Information Technology: 16.56%

Communications Equipment: 0.58%
Arista Networks Incorporated †	89	18,693
Cisco Systems Incorporated	7,077	330,071
F5 Networks Incorporated †	99	13,809

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Index Asset Allocation Fund  |  17

Portfolio of investments—June 30, 2020 (unaudited)

	Shares	Value

Communications Equipment (continued)
Juniper Networks Incorporated	552	$12,619
Motorola Solutions Incorporated	282	39,517

		414,709

Electronic Equipment, Instruments & Components: 0.32%
Amphenol Corporation Class A	492	47,139
CDW Corporation of Delaware	236	27,418
Corning Incorporated	1,263	32,712
FLIR Systems Incorporated	218	8,844
IPG Photonics Corporation †	58	9,303
Keysight Technologies Incorporated †	311	31,343
TE Connectivity Limited	550	44,853
Zebra Technologies Corporation Class A †	88	22,524

		224,136

IT Services: 3.45%
Accenture plc Class A	1,062	228,033
Akamai Technologies Incorporated †	269	28,807
Automatic Data Processing Incorporated	715	106,456
Broadridge Financial Solutions Incorporated	191	24,102
Cognizant Technology Solutions Corporation Class A	904	51,365
DXC Technology Company	430	7,095
Fidelity National Information Services Incorporated	1,031	138,247
Fiserv Incorporated †	947	92,446
FleetCor Technologies Incorporated †	141	35,466
Gartner Incorporated †	148	17,957
Global Payments Incorporated	499	84,640
International Business Machines Corporation	1,483	179,102
Jack Henry & Associates Incorporated	127	23,372
Leidos Holdings Incorporated	223	20,888
MasterCard Incorporated Class A	1,485	439,115
Paychex Incorporated	531	40,223
PayPal Holdings Incorporated †	1,958	341,142
The Western Union Company	683	14,766
VeriSign Incorporated †	169	34,954
Visa Incorporated Class A	2,818	544,353

		2,452,529

Semiconductors & Semiconductor Equipment: 2.89%
Advanced Micro Devices Incorporated †	1,987	104,536
Analog Devices Incorporated	614	75,301
Applied Materials Incorporated	1,536	92,851
Broadcom Incorporated	668	210,827
Intel Corporation	7,100	424,793
KLA-Tencor Corporation	259	50,370
Lam Research Corporation	244	78,924
Maxim Integrated Products Incorporated	444	26,911
Microchip Technology Incorporated	410	43,177
Micron Technology Incorporated †	1,844	95,003
NVIDIA Corporation	1,036	393,587
Qorvo Incorporated †	191	21,111
QUALCOMM Incorporated	1,889	172,296
Skyworks Solutions Incorporated	278	35,545
Texas Instruments Incorporated	1,531	194,391
Xilinx Incorporated	403	39,651

		2,059,274

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo VT Index Asset Allocation Fund

Portfolio of investments—June 30, 2020 (unaudited)

	Shares	Value
Software: 5.64%
Adobe Incorporated †	804	$349,989
ANSYS Incorporated †	143	41,717
Autodesk Incorporated †	365	87,304
Cadence Design Systems Incorporated †	466	44,717
Citrix Systems Incorporated	193	28,547
Fortinet Incorporated †	225	30,886
Intuit Incorporated	435	128,843
Microsoft Corporation	12,719	2,588,432
NortonLifeLock Incorporated	914	18,125
Oracle Corporation	3,478	192,229
Paycom Software Incorporated †	81	25,088
Salesforce.com Incorporated †	1,504	281,744
ServiceNow Incorporated †	318	128,809
Synopsys Incorporated †	251	48,945
Tyler Technologies Incorporated †	66	22,894

		4,018,269

Technology Hardware, Storage & Peripherals: 3.68%
Apple Incorporated	6,840	2,495,232
Hewlett Packard Enterprise Company	2,144	20,861
HP Incorporated	2,390	41,658
NetApp Incorporated	368	16,328
Seagate Technology plc	376	18,202
Western Digital Corporation	500	22,075
Xerox Holdings Corporation	305	4,663

		2,619,019

Materials: 1.51%

Chemicals: 1.06%
Air Products & Chemicals Incorporated	366	88,374
Albemarle Corporation	175	13,512
Celanese Corporation Series A	196	16,923
CF Industries Holdings Incorporated	354	9,962
Corteva Incorporated	1,236	33,112
Dow Incorporated	1,236	50,379
DuPont de Nemours Incorporated	1,222	64,925
Eastman Chemical Company	226	15,739
Ecolab Incorporated	412	81,967
FMC Corporation	214	21,319
International Flavors & Fragrances Incorporated	177	21,675
Linde plc	874	185,384
LyondellBasell Industries NV Class A	427	28,062
PPG Industries Incorporated	392	41,576
The Mosaic Company	579	7,243
The Sherwin-Williams Company	135	78,010

		758,162

Construction Materials: 0.07%
Martin Marietta Materials Incorporated	103	21,277
Vulcan Materials Company	220	25,487

		46,764

Containers & Packaging: 0.20%
Amcor plc	2,625	26,801
Avery Dennison Corporation	138	15,744

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Index Asset Allocation Fund  |  19

Portfolio of investments—June 30, 2020 (unaudited)

	Shares	Value

Containers & Packaging (continued)
Ball Corporation	541	$37,594
International Paper Company	653	22,992
Packaging Corporation of America	157	15,669
Sealed Air Corporation	259	8,508
WestRock Company	431	12,180

		139,488

Metals & Mining: 0.18%
Freeport-McMoRan Incorporated	2,443	28,266
Newmont Goldcorp Corporation	1,340	82,732
Nucor Corporation	500	20,705

		131,703

Real Estate: 1.71%

Equity REITs: 1.67%
Alexandria Real Estate Equities Incorporated	209	33,910
American Tower Corporation	740	191,320
Apartment Investment & Management Company Class A	249	9,372
AvalonBay Communities Incorporated	235	36,340
Boston Properties Incorporated	240	21,691
Crown Castle International Corporation	693	115,974
Digital Realty Trust Incorporated	443	62,955
Duke Realty Corporation	612	21,659
Equinix Incorporated	148	103,940
Equity Residential	585	34,410
Essex Property Trust Incorporated	109	24,980
Extra Space Storage Incorporated	214	19,767
Federal Realty Investment Trust	117	9,970
Healthpeak Properties Incorporated	901	24,832
Host Hotels & Resorts Incorporated	1,178	12,711
Iron Mountain Incorporated	482	12,580
Kimco Realty Corporation	722	9,270
Mid-America Apartment Communities Incorporated	190	21,787
Prologis Incorporated	1,230	114,796
Public Storage Incorporated	250	47,973
Realty Income Corporation	577	34,332
Regency Centers Corporation	284	13,033
SBA Communications Corporation	185	55,115
Simon Property Group Incorporated	522	35,694
SL Green Realty Corporation	129	6,358
UDR Incorporated	492	18,391
Ventas Incorporated	627	22,961
Vornado Realty Trust	266	10,164
Welltower Incorporated	700	36,225
Weyerhaeuser Company	1,247	28,008

		1,190,518

Real Estate Management & Development: 0.04%
CBRE Group Incorporated Class A †	560	25,323

Utilities: 1.84%

Electric Utilities: 1.15%
Alliant Energy Corporation	416	19,901
American Electric Power Company Incorporated	827	65,862
Duke Energy Corporation	1,231	98,345

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo VT Index Asset Allocation Fund

Portfolio of investments—June 30, 2020 (unaudited)

			Shares	Value

Electric Utilities (continued)
Edison International			634	$34,433
Entergy Corporation			336	31,520
Evergy Incorporated			377	22,352
Eversource Energy			561	46,714
Exelon Corporation			1,633	59,262
FirstEnergy Corporation			905	35,096
NextEra Energy Incorporated			816	195,979
NRG Energy Incorporated			412	13,415
Pinnacle West Capital Corporation			187	13,705
PPL Corporation			1,282	33,127
The Southern Company			1,765	91,515
Xcel Energy Incorporated			873	54,563

				815,789

Gas Utilities: 0.03%
Atmos Energy Corporation			203	20,215

Independent Power & Renewable Electricity Producers: 0.02%
AES Corporation			1,110	16,084

Multi-Utilities: 0.59%
Ameren Corporation			411	28,918
CenterPoint Energy Incorporated			919	17,158
CMS Energy Corporation			477	27,866
Consolidated Edison Incorporated			559	40,209
Dominion Energy Incorporated			1,401	113,733
DTE Energy Company			322	34,615
NiSource Incorporated			639	14,531
Public Service Enterprise Group Incorporated			847	41,639
Sempra Energy			491	57,560
WEC Energy Group Incorporated			526	46,104

				422,333

Water Utilities: 0.05%
American Water Works Company Incorporated			302	38,855

Total Common Stocks (Cost $22,611,510)				42,851,732

	Interest rate	Maturity date	Principal
U.S. Treasury Securities: 36.22%
U.S. Treasury Bond	1.13%	5-15-2040	$109,000	107,957
U.S. Treasury Bond	1.25	5-15-2050	120,000	115,181
U.S. Treasury Bond	1.50	1-31-2027	98,000	104,626
U.S. Treasury Bond	1.50	2-15-2030	209,000	225,851
U.S. Treasury Bond	2.00	2-15-2050	152,000	173,933
U.S. Treasury Bond	2.13	9-30-2024	118,000	127,385
U.S. Treasury Bond	2.13	11-30-2024	119,000	128,804
U.S. Treasury Bond	2.25	8-15-2046	106,000	125,664
U.S. Treasury Bond	2.25	8-15-2049	108,000	129,819
U.S. Treasury Bond	2.38	11-15-2049	127,000	156,781
U.S. Treasury Bond	2.50	2-15-2045	116,000	143,038
U.S. Treasury Bond	2.50	2-15-2046	106,000	131,221
U.S. Treasury Bond	2.50	5-15-2046	105,000	130,167
U.S. Treasury Bond	2.75	8-15-2042	66,000	84,596

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Index Asset Allocation Fund  |  21

Portfolio of investments—June 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
U.S. Treasury Securities (continued)
U.S. Treasury Bond	2.75%	11-15-2042	$78,000	$99,883
U.S. Treasury Bond	2.75	8-15-2047	101,000	131,904
U.S. Treasury Bond	2.75	11-15-2047	100,000	130,770
U.S. Treasury Bond	2.88	5-15-2028	178,000	210,054
U.S. Treasury Bond	2.88	5-15-2043	111,000	144,976
U.S. Treasury Bond	2.88	8-15-2045	115,000	151,535
U.S. Treasury Bond	2.88	11-15-2046	104,000	138,235
U.S. Treasury Bond	2.88	5-15-2049	140,000	189,295
U.S. Treasury Bond	3.00	5-15-2042	40,000	53,245
U.S. Treasury Bond	3.00	11-15-2044	114,000	152,582
U.S. Treasury Bond	3.00	5-15-2045	116,000	155,698
U.S. Treasury Bond	3.00	11-15-2045	115,000	154,949
U.S. Treasury Bond	3.00	2-15-2047	106,000	144,338
U.S. Treasury Bond	3.00	5-15-2047	104,000	141,684
U.S. Treasury Bond	3.00	2-15-2048	114,000	155,997
U.S. Treasury Bond	3.00	8-15-2048	121,000	166,309
U.S. Treasury Bond	3.00	2-15-2049	140,000	193,173
U.S. Treasury Bond	3.13	11-15-2041	37,000	50,100
U.S. Treasury Bond	3.13	2-15-2042	46,000	62,422
U.S. Treasury Bond	3.13	2-15-2043	79,000	107,082
U.S. Treasury Bond	3.13	8-15-2044	115,000	156,768
U.S. Treasury Bond	3.13	5-15-2048	123,000	172,291
U.S. Treasury Bond	3.38	5-15-2044	110,000	155,538
U.S. Treasury Bond	3.38	11-15-2048	135,000	198,265
U.S. Treasury Bond	3.50	2-15-2039	29,000	41,019
U.S. Treasury Bond	3.63	8-15-2043	88,000	128,501
U.S. Treasury Bond	3.63	2-15-2044	113,000	165,360
U.S. Treasury Bond	3.75	8-15-2041	36,000	53,030
U.S. Treasury Bond	3.75	11-15-2043	110,000	163,664
U.S. Treasury Bond	3.88	8-15-2040	37,000	55,130
U.S. Treasury Bond	4.25	5-15-2039	31,000	47,884
U.S. Treasury Bond	4.25	11-15-2040	40,000	62,486
U.S. Treasury Bond	4.38	2-15-2038	18,000	27,971
U.S. Treasury Bond	4.38	11-15-2039	35,000	55,022
U.S. Treasury Bond	4.38	5-15-2040	35,000	55,295
U.S. Treasury Bond	4.38	5-15-2041	33,000	52,471
U.S. Treasury Bond	4.50	2-15-2036	26,000	39,791
U.S. Treasury Bond	4.50	5-15-2038	21,000	33,122
U.S. Treasury Bond	4.50	8-15-2039	33,000	52,546
U.S. Treasury Bond	4.63	2-15-2040	38,000	61,612
U.S. Treasury Bond	4.75	2-15-2037	13,000	20,728
U.S. Treasury Bond	4.75	2-15-2041	44,000	72,994
U.S. Treasury Bond	5.00	5-15-2037	17,000	27,874
U.S. Treasury Bond	5.25	11-15-2028	45,000	62,288
U.S. Treasury Bond	5.25	2-15-2029	33,000	46,025
U.S. Treasury Bond	5.38	2-15-2031	31,000	46,059
U.S. Treasury Bond	5.50	8-15-2028	35,000	48,821
U.S. Treasury Bond	6.13	11-15-2027	49,000	69,092
U.S. Treasury Bond	6.13	8-15-2029	25,000	37,335
U.S. Treasury Bond	6.25	5-15-2030	21,000	32,353
U.S. Treasury Bond	6.38	8-15-2027	21,000	29,703
U.S. Treasury Bond	6.88	8-15-2025	21,000	28,023
U.S. Treasury Note	0.25	5-31-2025	132,000	131,820
U.S. Treasury Note	0.38	4-30-2025	126,000	126,541
U.S. Treasury Note	0.50	3-31-2025	120,000	121,252
U.S. Treasury Note	0.50	4-30-2027	98,000	98,123

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo VT Index Asset Allocation Fund

Portfolio of investments—June 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
U.S. Treasury Securities (continued)
U.S. Treasury Note	0.50%	5-31-2027	$111,000	$111,082
U.S. Treasury Note	0.63	3-31-2027	81,000	81,797
U.S. Treasury Note	0.63	5-15-2030	178,000	177,444
U.S. Treasury Note	1.13	7-31-2021	153,000	154,566
U.S. Treasury Note	1.13	8-31-2021	153,000	154,679
U.S. Treasury Note	1.13	9-30-2021	152,000	153,793
U.S. Treasury Note	1.13	2-28-2025	118,000	122,706
U.S. Treasury Note	1.13	2-28-2027	47,000	49,021
U.S. Treasury Note	1.25	10-31-2021	151,000	153,165
U.S. Treasury Note	1.25	7-31-2023	67,000	69,206
U.S. Treasury Note	1.38	6-30-2023	64,000	66,290
U.S. Treasury Note	1.38	8-31-2023	124,000	128,674
U.S. Treasury Note	1.38	9-30-2023	90,000	93,477
U.S. Treasury Note	1.38	1-31-2025	105,000	110,291
U.S. Treasury Note	1.38	8-31-2026	95,000	100,533
U.S. Treasury Note	1.50	1-31-2022	128,000	130,675
U.S. Treasury Note	1.50	2-28-2023	126,000	130,440
U.S. Treasury Note	1.50	3-31-2023	126,000	130,592
U.S. Treasury Note	1.50	8-15-2026	102,000	108,690
U.S. Treasury Note	1.63	8-15-2022	117,000	120,620
U.S. Treasury Note	1.63	8-31-2022	151,000	155,748
U.S. Treasury Note	1.63	11-15-2022	150,000	155,162
U.S. Treasury Note	1.63	4-30-2023	66,000	68,694
U.S. Treasury Note	1.63	5-31-2023	64,000	66,695
U.S. Treasury Note	1.63	10-31-2023	90,000	94,293
U.S. Treasury Note	1.63	2-15-2026	102,000	109,124
U.S. Treasury Note	1.63	5-15-2026	105,000	112,535
U.S. Treasury Note	1.63	9-30-2026	97,000	104,169
U.S. Treasury Note	1.63	10-31-2026	94,000	100,980
U.S. Treasury Note	1.63	11-30-2026	97,000	104,252
U.S. Treasury Note	1.63	8-15-2029	157,000	171,277
U.S. Treasury Note	1.75	11-30-2021	134,000	136,999
U.S. Treasury Note	1.75	2-28-2022	129,000	132,371
U.S. Treasury Note	1.75	3-31-2022	128,000	131,530
U.S. Treasury Note	1.75	4-30-2022	126,000	129,652
U.S. Treasury Note	1.75	5-15-2022	111,000	114,287
U.S. Treasury Note	1.75	5-31-2022	149,000	153,493
U.S. Treasury Note	1.75	6-30-2022	149,000	153,697
U.S. Treasury Note	1.75	9-30-2022	144,000	149,102
U.S. Treasury Note	1.75	1-31-2023	129,000	134,215
U.S. Treasury Note	1.75	5-15-2023	113,000	118,089
U.S. Treasury Note	1.75	12-31-2024	99,000	105,594
U.S. Treasury Note	1.75	12-31-2026	99,000	107,241
U.S. Treasury Note	1.75	11-15-2029	178,000	196,502
U.S. Treasury Note	1.88	11-30-2021	128,000	131,085
U.S. Treasury Note	1.88	1-31-2022	157,000	161,213
U.S. Treasury Note	1.88	2-28-2022	153,000	157,321
U.S. Treasury Note	1.88	3-31-2022	153,000	157,548
U.S. Treasury Note	1.88	4-30-2022	153,000	157,763
U.S. Treasury Note	1.88	5-31-2022	128,000	132,175
U.S. Treasury Note	1.88	7-31-2022	149,000	154,291
U.S. Treasury Note	1.88	8-31-2022	142,000	147,236
U.S. Treasury Note	1.88	9-30-2022	144,000	149,518
U.S. Treasury Note	1.88	10-31-2022	143,000	148,675
U.S. Treasury Note	1.88	8-31-2024	125,000	133,516
U.S. Treasury Note	1.88	6-30-2026	98,000	106,560

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Index Asset Allocation Fund  |  23

Portfolio of investments—June 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
U.S. Treasury Securities (continued)
U.S. Treasury Note	1.88%	7-31-2026	$99,000	$107,717
U.S. Treasury Note	2.00	8-31-2021	127,000	129,704
U.S. Treasury Note	2.00	10-31-2021	126,000	129,071
U.S. Treasury Note	2.00	11-15-2021	178,000	182,464
U.S. Treasury Note	2.00	12-31-2021	155,000	159,244
U.S. Treasury Note	2.00	2-15-2022	133,000	136,938
U.S. Treasury Note	2.00	7-31-2022	144,000	149,496
U.S. Treasury Note	2.00	10-31-2022	143,000	149,083
U.S. Treasury Note	2.00	11-30-2022	129,000	134,674
U.S. Treasury Note	2.00	2-15-2023	118,000	123,623
U.S. Treasury Note	2.00	4-30-2024	123,000	131,379
U.S. Treasury Note	2.00	5-31-2024	123,000	131,538
U.S. Treasury Note	2.00	6-30-2024	123,000	131,687
U.S. Treasury Note	2.00	2-15-2025	289,000	312,041
U.S. Treasury Note	2.00	8-15-2025	220,000	238,855
U.S. Treasury Note	2.00	11-15-2026	170,000	186,675
U.S. Treasury Note	2.13	8-15-2021	178,000	181,866
U.S. Treasury Note	2.13	9-30-2021	128,000	131,115
U.S. Treasury Note	2.13	12-31-2021	126,000	129,677
U.S. Treasury Note	2.13	6-30-2022	126,000	130,927
U.S. Treasury Note	2.13	12-31-2022	129,000	135,274
U.S. Treasury Note	2.13	11-30-2023	110,000	117,223
U.S. Treasury Note	2.13	2-29-2024	128,000	136,975
U.S. Treasury Note	2.13	3-31-2024	127,000	136,074
U.S. Treasury Note	2.13	7-31-2024	123,000	132,460
U.S. Treasury Note	2.13	5-15-2025	234,000	254,786
U.S. Treasury Note	2.13	5-31-2026	97,000	106,825
U.S. Treasury Note	2.25	7-31-2021	120,000	122,681
U.S. Treasury Note	2.25	12-31-2023	127,000	136,093
U.S. Treasury Note	2.25	1-31-2024	127,000	136,287
U.S. Treasury Note	2.25	10-31-2024	121,000	131,450
U.S. Treasury Note	2.25	11-15-2024	290,000	315,273
U.S. Treasury Note	2.25	12-31-2024	118,000	128,537
U.S. Treasury Note	2.25	11-15-2025	219,000	241,285
U.S. Treasury Note	2.25	3-31-2026	99,000	109,561
U.S. Treasury Note	2.25	2-15-2027	196,000	218,946
U.S. Treasury Note	2.25	8-15-2027	101,000	113,444
U.S. Treasury Note	2.25	11-15-2027	99,000	111,495
U.S. Treasury Note	2.38	1-31-2023	144,000	152,151
U.S. Treasury Note	2.38	8-15-2024	289,000	314,423
U.S. Treasury Note	2.38	4-30-2026	98,000	109,262
U.S. Treasury Note	2.38	5-15-2027	164,000	185,096
U.S. Treasury Note	2.38	5-15-2029	90,000	103,859
U.S. Treasury Note	2.50	8-15-2023	102,000	109,359
U.S. Treasury Note	2.50	5-15-2024	281,000	305,752
U.S. Treasury Note	2.50	1-31-2025	116,000	127,827
U.S. Treasury Note	2.50	2-28-2026	97,000	108,606
U.S. Treasury Note	2.63	2-28-2023	146,000	155,501
U.S. Treasury Note	2.63	6-30-2023	83,000	89,063
U.S. Treasury Note	2.63	3-31-2025	114,000	126,625
U.S. Treasury Note	2.63	12-31-2025	97,000	109,015
U.S. Treasury Note	2.63	1-31-2026	95,000	106,894
U.S. Treasury Note	2.63	2-15-2029	181,000	212,081
U.S. Treasury Note	2.75	5-31-2023	82,000	88,124
U.S. Treasury Note	2.75	7-31-2023	80,000	86,306
U.S. Treasury Note	2.75	8-31-2023	145,000	156,725

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo VT Index Asset Allocation Fund

Portfolio of investments—June 30, 2020 (unaudited)

	Interest rate	Maturity date	Principal	Value
U.S. Treasury Securities (continued)
U.S. Treasury Note	2.75%	11-15-2023	$134,000	$145,495
U.S. Treasury Note	2.75	2-15-2024	217,000	236,928
U.S. Treasury Note	2.75	2-28-2025	121,000	134,906
U.S. Treasury Note	2.75	6-30-2025	119,000	133,475
U.S. Treasury Note	2.75	8-31-2025	122,000	137,221
U.S. Treasury Note	2.75	2-15-2028	189,000	220,458
U.S. Treasury Note	2.88	9-30-2023	148,000	160,858
U.S. Treasury Note	2.88	4-30-2025	114,000	128,188
U.S. Treasury Note	2.88	5-31-2025	117,000	131,744
U.S. Treasury Note	2.88	7-31-2025	118,000	133,280
U.S. Treasury Note	2.88	11-30-2025	96,000	109,058
U.S. Treasury Note	2.88	8-15-2028	190,000	224,987
U.S. Treasury Note	3.00	9-30-2025	121,000	137,860
U.S. Treasury Note	3.00	10-31-2025	76,000	86,708
U.S. Treasury Note	3.13	11-15-2028	226,000	273,213
U.S. Treasury Note	6.00	2-15-2026	42,000	55,197
U.S. Treasury Note	6.25	8-15-2023	17,000	20,217
U.S. Treasury Note	6.50	11-15-2026	28,000	38,733
U.S. Treasury Note	6.63	2-15-2027	18,000	25,270
U.S. Treasury Note	6.75	8-15-2026	21,000	29,097
U.S. Treasury Note	7.13	2-15-2023	24,000	28,388
U.S. Treasury Note	7.25	8-15-2022	24,000	27,614
U.S. Treasury Note	7.50	11-15-2024	22,000	28,934
U.S. Treasury Note	7.63	11-15-2022	12,000	14,127
U.S. Treasury Note	7.63	2-15-2025	20,000	26,766
U.S. Treasury Note	8.00	11-15-2021	48,000	53,154
U.S. Treasury Note	8.13	8-15-2021	15,000	16,346

Total U.S. Treasury Securities (Cost $23,208,303)				25,783,728

	Yield		Shares
Short-Term Investments: 4.52%

Investment Companies: 4.52%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.11		3,219,286	3,219,286

Total Short-Term Investments (Cost $3,219,286)				3,219,286

Total investments in securities (Cost $49,039,099)	100.93%	71,854,746

Other assets and liabilities, net	(0.93)	(662,728)

Total net assets	100.00%	$71,192,018

†	Non-income-earning security
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Index Asset Allocation Fund  |  25

Portfolio of investments—June 30, 2020 (unaudited)

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

S&P 500 E-Mini Index	22	9-18-2020	$3,326,129	$3,399,220	$73,091	$0

Ultra U.S. Treasury Bonds	2	9-21-2020	424,801	436,313	11,512	0

10-Year U.S. Treasury Notes	2	9-21-2020	276,115	278,344	2,229	0

2-Year U.S. Treasury Notes	2	9-30-2020	440,974	441,656	682	0

5-Year U.S. Treasury Notes	6	9-30-2020	752,610	754,453	1,843	0

					$89,357	$0

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Common Stocks
Financials
Banks
Wells Fargo & Company	$337,379	$9,118	$(12,422)	$1,813	$(176,247)	$6,314		$159,641	0.22%

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC *	0	52,625	(52,625)	0	0	29	#	0
Wells Fargo Government Money Market Fund Select Class	126,233	12,689,566	(9,596,513)	0	0	3,318		3,219,286

								3,219,286	4.52

				$1,813	$(176,247)	$9,661		$3,378,927	4.74%

*	No longer held at the end of the period

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo VT Index Asset Allocation Fund

Statement of assets and liabilities—June 30, 2020 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $45,628,104)	$68,475,819
Investments in affiliated securities, at value (cost $3,410,995)	3,378,927
Cash	362
Segregated cash for futures contracts	632,942
Receivable for investments sold	531,651
Receivable for Fund shares sold	2,011
Receivable for dividends and interest	160,698
Receivable for daily variation margin on open futures contracts	43,605
Prepaid expenses and other assets	19,012

Total assets	73,245,027

Liabilities
Payable for investments purchased	1,978,951
Payable for Fund shares redeemed	25,361
Management fee payable	25,956
Administration fee payable	4,662
Distribution fee payable	14,241
Trustees’ fees and expenses payable	3,838

Total liabilities	2,053,009

Total net assets	$71,192,018

Net assets consist of
Paid-in capital	$41,160,151
Total distributable earnings	30,031,867

Total net assets	$71,192,018

Computation of net asset value per share
Net assets – Class 2	$71,192,018
Shares outstanding – Class 2[1]	3,372,612
Net asset value per share – Class 2	$21.11

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Index Asset Allocation Fund  |  27

Statement of operations—six months ended June 30, 2020 (unaudited)

Investment income
Dividends	$407,789
Interest	261,646
Income from affiliated securities	9,742

Total investment income	679,177

Expenses
Management fee	206,271
Administration fee
Class 2	27,503
Distribution fee
Class 2	84,360
Custody and accounting fees	19,315
Professional fees	20,585
Shareholder report expenses	12,953
Trustees’ fees and expenses	9,261
Other fees and expenses	8,169

Total expenses	388,417
Less: Fee waivers and/or expense reimbursements
Fund-level	(44,633)

Net expenses	343,784

Net investment income	335,393

Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	1,983,715
Affiliated securities	1,813
Futures contracts	927,888

Net realized gains on investments	2,913,416

Net change in unrealized gains (losses) on
Unaffiliated securities	(1,026,475)
Affiliated securities	(176,247)
Futures contracts	131,368

Net change in unrealized gains (losses) on investments	(1,071,354)

Net realized and unrealized gains (losses) on investments	1,842,062

Net increase in net assets resulting from operations	$2,177,455

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo VT Index Asset Allocation Fund

Statement of changes in net assets

	Six months ended June 30, 2020 (unaudited)		Year ended December 31, 2019

Operations
Net investment income		$335,393		$779,366
Net realized gains on investments		2,913,416		5,395,088
Net change in unrealized gains (losses) on investments		(1,071,354)		7,066,026

Net increase in net assets resulting from operations		2,177,455		13,240,480

Distributions to shareholders from net investment income and net realized gains – Class 2		(346,347)		(5,335,197)

Capital share transactions	Shares		Shares
Proceeds from shares sold – Class 2	82,771	1,671,619	75,995	1,504,042
Reinvestment of distributions – Class 2	17,948	346,347	269,720	5,335,197
Payment for shares redeemed – Class 2	(241,464)	(4,849,652)	(570,099)	(11,403,024)

Net decrease in net assets resulting from capital share transactions		(2,831,686)		(4,563,785)

Total increase (decrease) in net assets		(1,000,578)		3,341,498

Net assets
Beginning of period		72,192,596		68,851,098

End of period		$71,192,018		$72,192,596

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Index Asset Allocation Fund  |  29

Financial highlights

(For a share outstanding throughout each period)

	Six months ended June 30, 2020 (unaudited)	Year ended December 31
CLASS 2		2019	2018	2017	2016	2015
Net asset value, beginning of period	$20.55	$18.42	$20.45	$19.16	$18.47	$18.43
Net investment income	0.10	0.22	0.20	0.17	0.17	0.18
Net realized and unrealized gains (losses) on investments	0.56	3.42	(0.70)	2.12	1.22	0.05

Total from investment operations	0.66	3.64	(0.50)	2.29	1.39	0.23
Distributions to shareholders from
Net investment income	(0.10)	(0.22)	(0.20)	(0.15)	(0.17)	(0.19)
Net realized gains	0.00	(1.29)	(1.33)	(0.85)	(0.53)	0.00

Total distributions to shareholders	(0.10)	(1.51)	(1.53)	(1.00)	(0.70)	(0.19)
Net asset value, end of period	$21.11	$20.55	$18.42	$20.45	$19.16	$18.47
Total return[1]	3.27%	20.16%	(2.90)%	12.25%	7.67%	1.25%
Ratios to average net assets (annualized)
Gross expenses	1.13%	1.05%	1.05%	1.16%	1.10%	1.10%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.98%	1.07%	0.94%	0.86%	0.93%	0.95%
Supplemental data
Portfolio turnover rate	11%	4%	10%	10%	15%	44%
Net assets, end of period (000s omitted)	$71,192	$72,193	$68,851	$81,956	$81,505	$81,495

[1]

Returns for periods of less than one year are not annualized. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo VT Index Asset Allocation Fund

Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo VT Index Asset Allocation Fund (the “Fund”) which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Wells Fargo VT Index Asset Allocation Fund  |  31

Notes to financial statements (unaudited)

Futures contracts

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and security values and is subject to interest rate risk and equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2020, the aggregate cost of all investments for federal income tax purposes was $49,390,372 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$24,565,760

Gross unrealized losses	(2,012,029)

Net unrealized gains	$22,553,731

32  |  Wells Fargo VT Index Asset Allocation Fund

Notes to financial statements (unaudited)

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$4,654,804	$0	$0	$4,654,804

Consumer discretionary	4,642,143	0	0	4,642,143

Consumer staples	2,976,165	0	0	2,976,165

Energy	1,207,198	0	0	1,207,198

Financials	4,301,420	0	0	4,301,420

Health care	6,246,824	0	0	6,246,824

Industrials	3,430,008	0	0	3,430,008

Information technology	11,787,936	0	0	11,787,936

Materials	1,076,117	0	0	1,076,117

Real estate	1,215,841	0	0	1,215,841

Utilities	1,313,276	0	0	1,313,276

U.S. Treasury securities	25,783,728	0	0	25,783,728

Short-term investments

Investment companies	3,219,286	0	0	3,219,286

	71,854,746	0	0	71,854,746

Futures contracts	89,357	0	0	89,357

Total assets	$71,944,103	$0	$0	$71,944,103

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

For the six months ended June 30, 2020, the Fund did not have any transfers into/out of Level 3.

Wells Fargo VT Index Asset Allocation Fund  |  33

Notes to financial statements (unaudited)

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.600%

Next $500 million	0.550

Next $2 billion	0.500

Next $2 billion	0.475

Next $5 billion	0.440

Over $10 billion	0.430

For the six months ended June 30, 2020, the management fee was equivalent to an annual rate of 0.60% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fee

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives a class level fee of 0.08% which is calculated based on the average daily net assets of Class 2 shares.

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Funds Management has committed through April 30, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.00% for Class 2 shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

34  |  Wells Fargo VT Index Asset Allocation Fund

Notes to financial statements (unaudited)

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2020 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$4,101,277	$2,917,259	$8,602,687	$2,053,704

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of June 30, 2020, the Fund did not have any securities on loan.

7. DERIVATIVE TRANSACTIONS

During the six months ended June 30, 2020, the Fund entered into futures contracts to gain market exposure to certain asset classes consistent with an active asset allocation strategy. The Fund had an average notional amount of $5,214,552 in long futures contracts and $477,787 in short futures contracts during the six months ended June 30, 2020.

The cumulative unrealized gains (losses) reported in the table following the Portfolio of Investments represents the fair value of futures contracts at the end of the period. Only the current day’s variation margin as of June 30, 2020 is reported separately on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2020 was as follows for the Fund:

	Amount of realized gains on derivatives	Change in unrealized gains (losses) on derivatives

Equity risk	$832,447	$73,091

Interest rate risk	95,441	58,277

	$927,888	$131,368

8. BANK BORROWINGS

The Trust, Wells Fargo Master Trust and Wells Fargo Funds Trust (excluding the money market funds) are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended June 30, 2020, there were no borrowings by the Fund under the agreement.

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. As of the end of the period, the Fund invests a concentration of its portfolio in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

Wells Fargo VT Index Asset Allocation Fund  |  35

Notes to financial statements (unaudited)

10. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

12. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

36  |  Wells Fargo VT Index Asset Allocation Fund

Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-260-5969, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo VT Index Asset Allocation Fund  |  37

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

38  |  Wells Fargo VT Index Asset Allocation Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo VT Index Asset Allocation Fund  |  39

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-269-5969 or by visiting the website at wfam.com.

40  |  Wells Fargo VT Index Asset Allocation Fund

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo VT Index Asset Allocation Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Variable Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo VT Index Asset Allocation Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Wells Fargo VT Index Asset Allocation Fund   |  41

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund was higher than the average investment performance of the Universe for the one-, three-, five- and ten-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund was higher than the average performance of the Universe for the one-, three-, five-, and ten-year periods ended March 31, 2020. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Index Asset Allocation Blended Index, for the one-, three-, five- and ten-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Index Asset Allocation Blended Index, for the one-, three-, and ten-year periods ended March 31, 2020, but in range of its benchmark index for the five-year period ended March 31, 2020.

The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered this ratio in comparison to the median ratios of funds in an expense group that was determined by Broadridge to be similar to the Fund (the “Group”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Group and an explanation of how funds comprising expense group and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratio of the Fund was in range of the median net operating expense ratio of the expense Group.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rate with the average contractual investment management fee rates of funds in the expense Group at a common asset level as well as transfer agency costs of the funds in the expense Group. The Board noted that the Management Rate of the Fund was lower than the sum of these average rates for the Fund’s expense Group.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

42  |  Wells Fargo VT Index Asset Allocation Fund

Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Wells Fargo VT Index Asset Allocation Fund   |  43

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Variable Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

44  |  Wells Fargo VT Index Asset Allocation Fund

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0720-00254 08-20

SVT2/SAR136 06-20

Semi-Annual Report

June 30, 2020

Wells Fargo

VT Small Cap Growth Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo VT Small Cap Growth Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo VT Small Cap Growth Fund for the six-month period that ended June 30, 2020. Global stock markets saw earlier gains erased in February and March as governments took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. However, markets rebounded from April through June to lessen the losses as central banks attempted to bolster capital markets and confidence. Fixed-income markets generally performed better, with the exception of high-yield bonds, as U.S. bonds overall achieved modest gains. Equity losses were broad, with international equities and U.S. small caps and value stocks faring the worst.

For the period, U.S. stocks, based on the S&P 500 Index1 returned -3.08% and international stocks, as measured by the MSCI ACWI ex USA Index (Net)2 fell 11.00%. The MSCI EM Index (Net)3 lost 9.78%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 6.14%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned 0.61%, the Bloomberg Barclays Municipal Bond Index6 returned 2.08%, and the ICE BofA U.S. High Yield Index7 lost 4.78%.

Capital market volatility spiked in late January on concerns about the coronavirus.

As the period began, a 2019 year-end rally continued into early January 2020. However, capital market volatility spiked in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, causing the price of West Texas Intermediate crude oil to fall 13% in February alone.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo VT Small Cap Growth Fund

Letter to shareholders (unaudited)

The global spread of the coronavirus led many countries to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Federal Reserve launched several lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April after the extreme volatility of the previous two months, with the S&P 500 Index gaining 12.8% for the month and the MSCI ACWI ex USA Index (Net) returning 7.6%. The rebound was fueled by unprecedented stimulus measures taken by governments and central banks to buffer the economic damage created by mass shutdowns to try to contain the virus’s spread. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

In May, the equity market rebound continued, with the S&P 500 Index climbing a further 4.8%. European and Japanese stock markets also had monthly gains. Investors regained confidence on reports of early signs of success in human trials of a coronavirus vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. Purchasing managers’ indices continued to reflect weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, helped maintain robust information technology sector earnings, which helped drive powerful well-known technology stocks higher.

Despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine, financial markets continued to post widely positive returns in June. As economies reopened, there were hopeful signs. U.S. retail sales rose 17% in May while retail sales in the U.K. rebounded by 12%. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they can to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits due to expire at the end of July. However, unemployment remained in the double digits, easing somewhat from 14.7% in April to 11.1% in June. At period-end, numerous states reported alarming increases of coronavirus cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

“The global spread of the coronavirus led many countries to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system.”

“Despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine, financial markets continued to post widely positive returns in June. ”

Wells Fargo VT Small Cap Growth Fund  |  3

Letter to shareholders (unaudited)

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-269-5969.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

4  |  Wells Fargo VT Small Cap Growth Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Joseph M. Eberhardy, CFA®‡, CPA

Thomas C. Ognar, CFA®‡

Average annual total returns (%) as of June 30, 2020

					Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	Gross	Net[2]

Class 1[3]	7-16-2010	11.73	10.31	13.88	0.94	0.94

Class 2	5-1-1995	11.44	10.06	13.60	1.19	1.19

Russell 2000® Growth Index[4]	–	3.48	6.86	12.92	–	–

Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these fees and expenses had been reflected, performance would have been lower.

Shares are sold without a front-end sales charge or contingent deferred sales charge.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 7.

6  |  Wells Fargo VT Small Cap Growth Fund

Performance highlights (unaudited)

Ten largest holdings (%) as of June 30, 2020[5]

Casella Waste Systems Incorporated Class A	3.25

ASGN Incorporated	3.04

Q2 Holdings Incorporated	2.95

Kinsale Capital Group Incorporated	2.83

Envestnet Incorporated	2.75

Rexnord Corporation	2.51

Rapid7 Incorporated	2.43

Novanta Incorporated	2.42

SPS Commerce Incorporated	2.06

Mercury Computer Systems Incorporated	2.03

Sector allocation as of June 30, 2020[6]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include 0.01% in acquired fund fees. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through April 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.95% for Class 1 and 1.20% for Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class 1 shares prior to their inception reflects the performance of the Class 2 shares, and includes the higher expenses applicable to the Class 2 shares. If these expenses had not been included, returns for the Class 1 shares would be higher.

[4]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[5]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[6]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo VT Small Cap Growth Fund  |  7

Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2020 to June 30, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 1-1-2020	Ending account value 6-30-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class 1

Actual	$1,000.00	$1,102.04	$4.86	0.93%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.24	$4.67	0.93%

Class 2

Actual	$1,000.00	$1,101.92	$6.17	1.18%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$5.92	1.18%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

8  |  Wells Fargo VT Small Cap Growth Fund

Portfolio of investments—June 30, 2020 (unaudited)

	Shares	Value
Common Stocks: 98.51%

Communication Services: 0.64%

Media: 0.64%
Cardlytics Incorporated †	28,100	$1,966,438

Consumer Discretionary: 11.90%

Auto Components: 0.40%
Fox Factory Holding Corporation †	15,000	1,239,150

Diversified Consumer Services: 0.30%
Chegg Incorporated †	13,686	920,520

Hotels, Restaurants & Leisure: 3.47%
GAN Limited †	82,834	2,108,125
Papa John’s International Incorporated	30,900	2,453,769
Wingstop Incorporated	44,189	6,140,945

		10,702,839

Household Durables: 0.63%
Purple Innovation Incorporated †	107,648	1,937,664

Internet & Direct Marketing Retail: 1.08%
Fiverr International Limited †	45,200	3,336,664

Leisure Products: 1.24%
YETI Holdings Incorporated †	89,376	3,819,036

Multiline Retail: 0.36%
Ollie’s Bargain Outlet Holdings Incorporated †	11,510	1,123,952

Specialty Retail: 2.43%
Boot Barn Holdings Incorporated †	158,200	3,410,792
Five Below Incorporated †	5,108	546,096
Lithia Motors Incorporated Class A	22,130	3,348,933
Vroom Incorporated †	4,042	210,750

		7,516,571

Textiles, Apparel & Luxury Goods: 1.99%
Crocs Incorporated †	102,300	3,766,686
Deckers Outdoor Corporation †	12,200	2,395,958

		6,162,644

Consumer Staples: 3.97%

Beverages: 0.40%
Boston Beer Company Incorporated Class A †	2,300	1,234,295

Food & Staples Retailing: 1.29%
Grocery Outlet Holding Corporation †	50,735	2,069,988
The Chef’s Warehouse Incorporated †	140,200	1,903,916

		3,973,904

Food Products: 1.77%
Freshpet Incorporated †	65,427	5,473,623

Personal Products: 0.51%
Inter Parfums Incorporated	32,700	1,574,505

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Small Cap Growth Fund  |  9

Portfolio of investments—June 30, 2020 (unaudited)

	Shares	Value
Financials: 8.35%

Capital Markets: 1.97%
Assetmark Financial Holdings †	74,515	$2,033,514
Stifel Financial Corporation	85,700	4,064,751

		6,098,265

Consumer Finance: 1.77%
LendingTree Incorporated †	18,828	5,451,271

Insurance: 4.61%
eHealth Incorporated †	33,200	3,261,568
Goosehead Insurance Incorporated Class A †	26,407	1,984,750
Kinsale Capital Group Incorporated	56,324	8,742,048
SelectQuote Incorporated †	9,676	245,093

		14,233,459

Health Care: 29.14%

Biotechnology: 11.05%
Arcutis Biotherapeutics Incorporated †	106,846	3,231,023
Arena Pharmaceuticals Incorporated †	41,300	2,599,835
Biohaven Pharmaceutical Holding Company †	32,700	2,390,697
CareDx Incorporated †	40,544	1,436,474
Castle Biosciences Incorporated †	113,448	4,275,855
Emergent BioSolutions Incorporated †	17,600	1,391,808
Fate Therapeutics Incorporated †	55,300	1,897,343
Fusion Pharmaceuticals Incorporated †	3,255	56,865
Halozyme Therapeutics Incorporated †	99,300	2,662,233
Invitae Corporation †	119,400	3,616,626
Krystal Biotech Incorporated †	39,299	1,627,765
Natera Incorporated †	85,001	4,238,150
ORIC Pharmaceuticals Incorporated †	15,002	506,017
PTC Therapeutics Incorporated †	20,200	1,024,948
Vericel Corporation †	230,100	3,179,982

		34,135,621

Health Care Equipment & Supplies: 8.67%
Glaukos Corporation †	22,240	854,461
iRhythm Technologies Incorporated †	50,926	5,901,814
Mesa Laboratories Incorporated	2,600	563,680
Orthopediatrics Corporation †	75,111	3,286,857
Shockwave Medical Incorporated †	78,626	3,724,514
SI-BONE Incorporated †	128,294	2,045,006
Silk Road Medical Incorporated †	28,040	1,174,596
Tactile Systems Technology Class I †	52,757	2,185,723
Tandem Diabetes Care Incorporated †	27,900	2,759,868
Vapotherm Incorporated †	104,591	4,287,185

		26,783,704

Health Care Providers & Services: 2.21%
Addus Homecare Corporation †	46,700	4,322,552
Amedisys Incorporated †	8,400	1,667,736
Progenity Incorporated †	91,365	822,285

		6,812,573

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo VT Small Cap Growth Fund

Portfolio of investments—June 30, 2020 (unaudited)

	Shares	Value
Health Care Technology: 2.54%
Health Catalyst Incorporated †	95,567	$2,787,689
Inspire Medical Systems Incorporated †	30,100	2,619,302
Phreesia Incorporated †	85,606	2,420,938

		7,827,929

Life Sciences Tools & Services: 3.52%
Adaptive Biotechnologies Corporation †	32,031	1,549,660
Codexis Incorporated †	366,427	4,177,268
Neogenomics Incorporated †	140,082	4,339,740
Repligen Corporation †	6,400	791,104

		10,857,772

Pharmaceuticals: 1.15%
MyoKardia Incorporated †	18,100	1,748,822
Pacira Pharmaceuticals Incorporated †	34,300	1,799,721

		3,548,543

Industrials: 15.43%

Aerospace & Defense: 2.89%
Kratos Defense & Security Solutions Incorporated †	169,610	2,651,004
Mercury Computer Systems Incorporated †	79,668	6,266,685

		8,917,689

Building Products: 0.14%
The AZEK Company Incorporated †	13,223	421,285

Commercial Services & Supplies: 3.25%
Casella Waste Systems Incorporated Class A †	192,700	10,043,524

Construction & Engineering: 0.93%
MasTec Incorporated †	64,400	2,889,628

Machinery: 2.51%
Rexnord Corporation	266,020	7,754,483

Professional Services: 3.04%
ASGN Incorporated †	140,681	9,380,609

Road & Rail: 1.62%
Marten Transport Limited	101,400	2,551,224
Saia Incorporated †	22,000	2,445,960

		4,997,184

Trading Companies & Distributors: 1.05%
SiteOne Landscape Supply Incorporated †	28,400	3,236,748

Information Technology: 27.52%

Electronic Equipment, Instruments & Components: 2.42%
Novanta Incorporated †	70,100	7,484,577

IT Services: 3.31%
Endava plc Sponsored ADR †	67,094	3,240,640
EVO Payments Incorporated Class A †	149,191	3,406,031
Fastly Incorporated †	25,200	2,145,276
LiveRamp Holdings Incorporated †	33,200	1,410,004

		10,201,951

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Small Cap Growth Fund  |  11

Portfolio of investments—June 30, 2020 (unaudited)

		Shares	Value
Semiconductors & Semiconductor Equipment: 2.99%
Diodes Incorporated †		66,130	$3,352,791
Semtech Corporation †		88,100	4,600,582
Silicon Laboratories Incorporated †		12,600	1,263,402

			9,216,775

Software: 18.80%
BlackLine Incorporated †		24,153	2,002,525
Envestnet Incorporated †		115,311	8,479,971
Everbridge Incorporated †		27,400	3,791,064
Five9 Incorporated †		28,713	3,177,668
Globant SA †		12,500	1,873,125
Mimecast Limited †		71,200	2,966,192
New Relic Incorporated †		33,800	2,328,820
PROS Holdings Incorporated †		45,200	2,008,236
Q2 Holdings Incorporated †		106,176	9,108,839
Rapid7 Incorporated †		147,178	7,509,022
Sprout Social Incorporated Class A †		112,039	3,025,053
SPS Commerce Incorporated †		84,564	6,352,448
Talend SA ADR †		156,939	5,439,506

			58,062,469

Materials: 0.24%

Chemicals: 0.24%
PQ Group Holdings Incorporated †		56,780	751,767

Real Estate: 1.32%

Equity REITs: 1.32%
Community Healthcare Trust Incorporated		22,100	903,890
QTS Realty Trust Incorporated Class A		49,700	3,185,272

			4,089,162

Total Common Stocks (Cost $235,120,231)			304,178,793

	Yield
Short-Term Investments: 1.54%

Investment Companies: 1.54%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.11%	4,763,842	4,763,842

Total Short-Term Investments (Cost $4,763,842)			4,763,842

Total investments in securities (Cost $239,884,073)	100.05%	308,942,635

Other assets and liabilities, net	(0.05)	(148,442)

Total net assets	100.00%	$308,794,193

†	Non-income-earning security
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo VT Small Cap Growth Fund

Portfolio of investments—June 30, 2020 (unaudited)

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC *	$17,154,220	$33,595,151	$(50,750,049)	$1,535	$(857)	$64,715	#	$0
Wells Fargo Government Money Market Fund Select Class	3,229,069	42,455,008	(40,920,235)	0	0	14,188		4,763,842

				$1,535	$(857)	$78,903		$4,763,842	1.54%

*	No longer held at the end of the period

#	Amount shown represents income before fees and expenses.

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Small Cap Growth Fund  |  13

Statement of assets and liabilities—June 30, 2020 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $235,120,231)	$304,178,793
Investments in affiliated securities, at value (cost $4,763,842)	4,763,842
Receivable for investments sold	1,089,132
Receivable for Fund shares sold	31,646
Receivable for dividends	23,870
Prepaid expenses and other assets	25,686

Total assets	310,112,969

Liabilities
Payable for investments purchased	794,246
Payable for Fund shares redeemed	246,360
Management fee payable	197,584
Administration fees payable	19,759
Distribution fee payable	56,291
Trustees’ fees and expenses payable	4,536

Total liabilities	1,318,776

Total net assets	$308,794,193

Net assets consist of
Paid-in capital	$195,101,494
Total distributable earnings	113,692,699

Total net assets	$308,794,193

Computation of net asset value per share
Net assets – Class 1	$25,148,708
Shares outstanding – Class 1[1]	2,217,448
Net asset value per share – Class 1	$11.34
Net assets – Class 2	$283,645,485
Shares outstanding – Class 2[1]	25,985,488
Net asset value per share – Class 2	$10.92

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo VT Small Cap Growth Fund

Statement of operations—six months ended June 30, 2020 (unaudited)

Investment income
Dividends	$144,870
Securities lending income from affiliates, net	53,427
Income from affiliated securities	14,188

Total investment income	212,485

Expenses
Management fee	1,075,902
Administration fees
Class 1	8,698
Class 2	98,892
Distribution fee
Class 2	307,602
Custody and accounting fees	13,919
Professional fees	19,588
Shareholder report expenses	21,398
Trustees’ fees and expenses	9,988
Other fees and expenses	6,838

Total expenses	1,562,825
Less: Fee waivers and/or expense reimbursements
Fund-level	(372)

Net expenses	1,562,453

Net investment loss	(1,349,968)

Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	28,226,604
Affiliated securities	1,535

Net realized gains on investments	28,228,139

Net change in unrealized gains (losses) on
Unaffiliated securities	1,371,182
Affiliated securities	(857)

Net change in unrealized gains (losses) on investments	1,370,325

Net realized and unrealized gains (losses) on investments	29,598,464

Net increase in net assets resulting from operations	$28,248,496

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Small Cap Growth Fund  |  15

Statement of changes in net assets

	Six months ended June 30, 2020 (unaudited)		Year ended December 31, 2019

Operations
Net investment loss		$(1,349,968)		$(2,708,593)
Net realized gains on investments		28,228,139		18,188,979
Net change in unrealized gains (losses) on investments		1,370,325		48,624,852

Net increase in net assets resulting from operations		28,248,496		64,105,238

Distributions to shareholders from net investment income and net realized gains
Class 1		0		(3,689,450)
Class 2		0		(44,225,338)

Total distributions to shareholders		0		(47,914,788)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	305,138	3,079,812	343,664	3,528,410
Class 2	1,299,182	11,362,615	1,600,764	15,682,418

		14,442,427		19,210,828

Reinvestment of distributions
Class 1	0	0	358,896	3,689,450
Class 2	0	0	4,458,199	44,225,338

		0		47,914,788

Payment for shares redeemed
Class 1	(316,238)	(3,102,033)	(523,347)	(5,516,594)
Class 2	(2,516,330)	(23,377,128)	(4,754,197)	(48,055,795)

		(26,479,161)		(53,572,389)

Net increase (decrease) in net assets resulting from capital share transactions		(12,036,734)		13,553,227

Total increase in net assets		16,211,762		29,743,677

Net assets
Beginning of period		292,582,431		262,838,754

End of period		$308,794,193		$292,582,431

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo VT Small Cap Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended June 30, 2020 (unaudited)	Year ended December 31
CLASS 1		2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.29	$9.66	$10.43	$8.51	$8.70	$10.08
Net investment loss	(0.04)	(0.07)[1]	(0.05)	(0.04)	(0.01)[1]	(0.06)
Net realized and unrealized gains (losses) on investments	1.09	2.51	0.40	2.24	0.65	(0.02)

Total from investment operations	1.05	2.44	0.35	2.20	0.64	(0.08)
Distributions to shareholders from
Net realized gains	0.00	(1.81)	(1.12)	(0.28)	(0.83)	(1.30)
Net asset value, end of period	$11.34	$10.29	$9.66	$10.43	$8.51	$8.70
Total return[2]	10.20%	25.31%	1.48%	26.14%	8.10%	(2.63)%
Ratios to average net assets (annualized)
Gross expenses	0.93%	0.93%	0.92%	0.94%	0.94%	0.93%
Net expenses	0.93%	0.93%	0.92%	0.94%	0.94%	0.93%
Net investment loss	(0.78)%	(0.69)%	(0.59)%	(0.65)%	(0.10)%	(0.69)%
Supplemental data
Portfolio turnover rate	32%	62%	68%	72%	89%	77%
Net assets, end of period (000s omitted)	$25,149	$22,925	$19,801	$22,591	$20,554	$22,402

[1]	Calculated based upon average shares outstanding

[2]

Returns for periods of less than one year are not annualized. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Small Cap Growth Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Six months ended June 30, 2020 (unaudited)	Year ended December 31
CLASS 2		2019	2018	2017	2016	2015
Net asset value, beginning of period	$9.91	$9.38	$10.18	$8.33	$8.56	$9.96
Net investment loss	(0.05)	(0.09)	(0.09)	(0.09)	(0.03)	(0.08)
Net realized and unrealized gains (losses) on investments	1.06	2.43	0.41	2.22	0.63	(0.02)

Total from investment operations	1.01	2.34	0.32	2.13	0.60	(0.10)
Distributions to shareholders from
Net realized gains	0.00	(1.81)	(1.12)	(0.28)	(0.83)	(1.30)
Net asset value, end of period	$10.92	$9.91	$9.38	$10.18	$8.33	$8.56
Total return[1]	10.19%	24.83%	1.20%	25.86%	7.75%	(2.88)%
Ratios to average net assets (annualized)
Gross expenses	1.18%	1.18%	1.17%	1.19%	1.19%	1.18%
Net expenses	1.18%	1.18%	1.17%	1.19%	1.19%	1.18%
Net investment loss	(1.02)%	(0.95)%	(0.84)%	(0.90)%	(0.35)%	(0.93)%
Supplemental data
Portfolio turnover rate	32%	62%	68%	72%	89%	77%
Net assets, end of period (000s omitted)	$283,645	$269,657	$243,038	$238,460	$202,718	$226,867

[1]

Returns for periods of less than one year are not annualized. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo VT Small Cap Growth Fund

Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo VT Small Cap Growth Fund (the “Fund”) which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in securities lending income from affiliates (net of fees and rebates) on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

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Notes to financial statements (unaudited)

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2020, the aggregate cost of all investments for federal income tax purposes was $239,644,816 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$79,548,378

Gross unrealized losses	(10,250,559)

Net unrealized gains	$69,297,819

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

20  |  Wells Fargo VT Small Cap Growth Fund

Notes to financial statements (unaudited)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$1,966,438	$0	$0	$1,966,438

Consumer discretionary	36,759,040	0	0	36,759,040

Consumer staples	12,256,327	0	0	12,256,327

Financials	25,782,995	0	0	25,782,995

Health care	89,966,142	0	0	89,966,142

Industrials	47,641,150	0	0	47,641,150

Information technology	84,965,772	0	0	84,965,772

Materials	751,767	0	0	751,767

Real estate	4,089,162	0	0	4,089,162

Short-term investments

Investment companies	4,763,842	0	0	4,763,842

Total assets	$308,942,635	$0	$0	$308,942,635

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the six months ended June 30, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.800%

Next $500 million	0.750

Next $1 billion	0.700

Next $1 billion	0.675

Next $2 billion	0.650

Next $5 billion	0.640

Over $10 billion	0.630

For the six months ended June 30, 2020, the management fee was equivalent to an annual rate of 0.80% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

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Notes to financial statements (unaudited)

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee of 0.08% which is calculated based on the average daily net assets of each class.

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through April 30, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.95% for Class 1 shares and 1.20% for Class 2 shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended June 30, 2020 were $86,002,892 and $100,743,153, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of June 30, 2020, the Fund did not have any securities on loan.

7. BANK BORROWINGS

The Trust, Wells Fargo Master Trust and Wells Fargo Funds Trust (excluding the money market funds) are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended June 30, 2020, there were no borrowings by the Fund under the agreement.

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Notes to financial statements (unaudited)

8. CONCENTRATION RISKS

Concentration risks result from exposure to a limited number of sectors. As of the end of the period, the Fund invested a concentration of its portfolio in the health care and information technology sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo VT Small Cap Growth Fund  |  23

Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-260-5969, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

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Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

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Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

26  |  Wells Fargo VT Small Cap Growth Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-269-5969 or by visiting the website at wfam.com.

Wells Fargo VT Small Cap Growth Fund  |  27

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo VT Small Cap Growth Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Variable Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo VT Small Cap Growth Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

28  |  Wells Fargo VT Small Cap Growth Fund

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund was higher than the average investment performance of its Universe for the three-, five- and ten-year periods ended December 31, 2019, and lower than the average investment performance of the Universe for the one-year period ended December 31, 2019. The Board also noted that the investment performance of the Fund was higher than the average investment performance of its Universe for all periods ended March 31, 2020. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Russell 2000® Growth Index, for the three-, five- and ten-year periods ended December 31, 2019, and lower for the one-year period ended December 31, 2019. The Board also noted that the investment performance of the Fund was higher than its benchmark, the Russell 2000® Growth Index, for all periods ended March 31, 2020.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than, equal to or in range of the median net operating expense ratios of its expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for each share class.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Wells Fargo VT Small Cap Growth Fund  |  29

Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

30  |  Wells Fargo VT Small Cap Growth Fund

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Variable Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Wells Fargo VT Small Cap Growth Fund  |  31

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0720-00258 08-20

SVT7/SAR144 06-20

Semi-Annual Report

June 30, 2020

Wells Fargo

VT International Equity Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo VT International Equity Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo VT International Equity Fund for the six-month period that ended June 30, 2020. Global stock markets saw earlier gains erased in February and March as governments took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. However, markets rebounded from April through June to lessen the losses as central banks attempted to bolster capital markets and confidence. Fixed-income markets generally performed better, with the exception of high-yield bonds, as U.S. bonds overall achieved modest gains. Equity losses were broad, with international equities and U.S. small caps and value stocks faring the worst.

For the period, U.S. stocks, based on the S&P 500 Index1 returned -3.08% and international stocks, as measured by the MSCI ACWI ex USA Index (Net)2 fell 11.00%. The MSCI EM Index (Net)3 lost 9.78%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 6.14%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned 0.61%, the Bloomberg Barclays Municipal Bond Index6 returned 2.08%, and the ICE BofA U.S. High Yield Index7 lost 4.78%.

Capital market volatility spiked in late January on concerns about the coronavirus.

As the period began, a 2019 year-end rally continued into early January 2020. However, capital market volatility spiked in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, causing the price of West Texas Intermediate crude oil to fall 13% in February alone.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo VT International Equity Fund

Letter to shareholders (unaudited)

The global spread of the coronavirus led many countries to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Federal Reserve launched several lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April after the extreme volatility of the previous two months, with the S&P 500 Index gaining 12.8% for the month and the MSCI ACWI ex USA Index (Net) returning 7.6%. The rebound was fueled by unprecedented stimulus measures taken by governments and central banks to buffer the economic damage created by mass shutdowns to try to contain the virus’s spread. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

In May, the equity market rebound continued, with the S&P 500 Index climbing a further 4.8%. European and Japanese stock markets also had monthly gains. Investors regained confidence on reports of early signs of success in human trials of a coronavirus vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. Purchasing managers’ indices continued to reflect weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, helped maintain robust information technology sector earnings, which helped drive powerful well-known technology stocks higher.

Despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine, financial markets continued to post widely positive returns in June. As economies reopened, there were hopeful signs. U.S. retail sales rose 17% in May while retail sales in the U.K. rebounded by 12%. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they can to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits due to expire at the end of July. However, unemployment remained in the double digits, easing somewhat from 14.7% in April to 11.1% in June. At period-end, numerous states reported alarming increases of coronavirus cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

“The global spread of the coronavirus led many countries to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system.”

“Despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine, financial markets continued to post widely positive returns in June. ”

Wells Fargo VT International Equity Fund  |  3

Letter to shareholders (unaudited)

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-269-5969.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

4  |  Wells Fargo VT International Equity Fund

This page is intentionally left blank.

Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Venkateshwar (Venk) Lal

Dale A. Winner, CFA®‡

Average annual total returns (%) as of June 30, 20201

					Expense ratios[2] (%)

	Inception date	1 year	5 year	10 year	Gross	Net[3]

Class 1	8-17-1998	-14.72	-1.71	4.17	1.13	0.69

Class 2	7-31-2002	-14.83	-1.92	3.93	1.38	0.94

MSCI ACWI ex USA Index (Net)[4]	–	-4.80	2.26	4.97	–	–

MSCI ACWI ex USA Value Index[5]	–	-15.26	-1.25	2.79	–	–

Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these fees and expense had been reflected, performance would have been lower.

Shares are sold without a front-end sales charge or contingent deferred sales charge.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 7.

6  |  Wells Fargo VT International Equity Fund

Performance highlights (unaudited)

Ten largest holdings (%) as of June 30, 2020[6]

Samsung Electronics Company Limited GDR	3.01

Compagnie de Saint-Gobain SA	2.82

Coway Company Limited	2.78

Smiths Group plc	2.65

Mitsubishi UFJ Financial Group Incorporated	2.62

Rheinmetall AG	2.61

Hitachi Limited	2.61

Den Norske Bank ASA	2.60

Prysmian SpA	2.60

Koninklijke Philips NV	2.55

Sector allocation as of June 30, 2020[7]

Geographic allocation as of June 30, 2020[7]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]	Historical performance prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen VA International Equity Fund.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]

The manager has contractually committed through April 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.69% for Class 1 and 0.94% for Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]

The MSCI ACWI ex USA Value Index measures the equity market performance of large- and mid-cap securities exhibiting overall value style characteristics across developed and emerging market countries, excluding the United States. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price, and dividend yield. You cannot invest directly in an index.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo VT International Equity Fund  |  7

Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2020 to June 30, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 1-1-2020	Ending account value 6-30-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class 1

Actual	$1,000.00	$818.68	$3.12	0.69%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.43	$3.47	0.69%

Class 2

Actual	$1,000.00	$819.15	$4.25	0.94%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.72	0.94%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

8  |  Wells Fargo VT International Equity Fund

Portfolio of investments—June 30, 2020 (unaudited)

	Shares	Value
Common Stocks: 97.14%

Australia: 1.90%
Qantas Airways Limited (Industrials, Airlines)	352,141	$933,136
Qantas Airways Limited ADR (Industrials, Airlines) †(a)	99,909	260,620

		1,193,756

Canada: 3.52%
Home Capital Group Incorporated (Financials, Thrifts & Mortgage Finance) †	43,400	645,118
Lundin Mining Corporation (Materials, Metals & Mining)	291,472	1,562,991

		2,208,109

China: 9.74%
Alibaba Group Holding Limited ADR (Consumer Discretionary, Internet & Direct Marketing Retail) †	51,704	1,395,170
China Mobile Limited (Communication Services, Wireless Telecommunication Services)	93,000	627,941
HollySys Automation Technologies Limited (Information Technology, Electronic Equipment, Instruments & Components)	42,503	565,290
LONGi Green Energy Technology Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	37,300	215,762
Midea Group Company Limited Class A (Consumer Discretionary, Household Durables)	164,698	1,396,248
Oppein Home Group Incorporated Class A (Consumer Discretionary, Household Durables)	48,600	798,680
Shanghai Pharmaceuticals Holding Company Limited H Shares (Health Care, Health Care Providers & Services)	662,400	1,113,244

		6,112,335

Denmark: 1.60%
Danske Bank AS (Financials, Banks) †	75,296	1,006,591

France: 5.85%
Compagnie de Saint-Gobain SA (Industrials, Building Products)	49,112	1,772,007
Orange SA (Communication Services, Diversified Telecommunication Services)	43,584	521,175
Sanofi SA (Health Care, Pharmaceuticals)	13,516	1,378,423

		3,671,605

Germany: 8.16%
Muenchener Rueckversicherungs Gesellschaft AG (Financials, Insurance)	6,003	1,563,150
Rheinmetall AG (Industrials, Industrial Conglomerates)	18,846	1,637,665
SAP SE (Information Technology, Software)	8,891	1,242,868
Siemens AG (Industrials, Industrial Conglomerates)	5,778	681,441

		5,125,124

Hong Kong: 2.17%
Xinyi Glass Holdings Limited (Consumer Discretionary, Auto Components)	1,104,000	1,362,471

India: 2.11%
Tech Mahindra Limited (Information Technology, IT Services)	184,349	1,326,416

Ireland: 1.31%
Greencore Group plc (Consumer Staples, Food Products)	527,991	821,356

Israel: 2.45%
Check Point Software Technologies Limited (Information Technology, Software) †	14,288	1,534,960

Italy: 2.60%
Prysmian SpA (Industrials, Electrical Equipment)	70,273	1,630,216

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT International Equity Fund  |  9

Portfolio of investments—June 30, 2020 (unaudited)

	Shares	Value
Japan: 12.13%
Alps Electric Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	106,400	$1,371,416
Daiwa Securities Group Incorporated (Financials, Capital Markets)	370,900	1,558,114
Hitachi Limited (Information Technology, Electronic Equipment, Instruments & Components)	51,500	1,636,918
Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	418,600	1,647,410
Takeda Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	39,000	1,401,190

		7,615,048

Malaysia: 0.37%
CIMB Group Holdings Bhd (Financials, Banks)	279,533	233,197

Netherlands: 6.04%
Koninklijke Philips NV (Health Care, Health Care Equipment & Supplies)	34,334	1,601,602
NN Group NV (Financials, Insurance)	45,182	1,518,466
OCI NV (Materials, Chemicals) †	63,870	670,918

		3,790,986

Norway: 2.60%
Den Norske Bank ASA (Financials, Banks) †	122,430	1,634,133

Russia: 1.74%
Mobile TeleSystems PJSC ADR (Communication Services, Wireless Telecommunication Services)	118,899	1,092,682

Singapore: 1.98%
Keppel Corporation Limited (Industrials, Industrial Conglomerates)	289,100	1,245,131

South Korea: 8.84%
Coway Company Limited (Consumer Discretionary, Household Durables)	28,910	1,747,739
Hana Financial Group Incorporated (Financials, Banks)	46,012	1,046,421
Samsung Electronics Company Limited GDR (Information Technology, Technology Hardware, Storage & Peripherals) 144A	1,730	1,891,261
SK Telecom Company Limited (Communication Services, Wireless Telecommunication Services)	4,917	865,973

		5,551,394

Switzerland: 4.90%
LafargeHolcim Limited (Materials, Construction Materials)	33,679	1,483,763
Novartis AG (Health Care, Pharmaceuticals)	18,303	1,594,576

		3,078,339

Thailand: 0.90%
Siam Commercial Bank plc (Financials, Banks)	237,100	564,296

United Kingdom: 9.07%
Fresnillo plc (Materials, Metals & Mining)	64,209	670,920
John Wood Group plc (Energy, Energy Equipment & Services)	349,026	836,888
Kingfisher plc (Consumer Discretionary, Specialty Retail)	271,989	748,292
Man Group plc (Financials, Capital Markets)	198,146	320,793
Melrose Industries plc (Industrials, Electrical Equipment)	416,109	586,523
Sensata Technologies Holding plc (Industrials, Electrical Equipment) †	23,359	869,656
Smiths Group plc (Industrials, Industrial Conglomerates)	95,154	1,663,474

		5,696,546

United States: 7.16%
Advance Auto Parts Incorporated (Consumer Discretionary, Specialty Retail)	5,622	800,854
Berry Global Group Incorporated (Materials, Containers & Packaging) †	32,869	1,456,754

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo VT International Equity Fund

Portfolio of investments—June 30, 2020 (unaudited)

		Shares	Value

United States (continued)
Gentex Corporation (Consumer Discretionary, Auto Components)		52,133	$1,343,468
Samsonite International SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)		875,700	893,249

			4,494,325

Total Common Stocks (Cost $65,499,870)			60,989,016

	Yield
Short-Term Investments: 2.90%

Investment Companies: 2.90%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.11%	1,820,059	1,820,059

Total Short-Term Investments (Cost $1,820,059)			1,820,059

Total investments in securities (Cost $67,319,929)	100.04%	62,809,075

Other assets and liabilities, net	(0.04)	(22,543)

Total net assets	100.00%	$62,786,532

†	Non-income-earning security
(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

GDR	Global depositary receipt

Forward Foreign Currency Contracts

Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses

3,786,724 USD	3,346,700 EUR	Credit Suisse	9-9-2020	$21,020	$0

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC *	$664,309	$56,289	$(720,600)	$2	$0	$627	#	$0
Wells Fargo Government Money Market Fund Select Class	1,474,228	18,445,866	(18,100,035)	0	0	7,060		1,820,059

				$2	$0	$7,687		$1,820,059	2.90%

*	No longer held at the end of the period

#	Amount shown represents income before fees and expenses.

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT International Equity Fund  |  11

Statement of assets and liabilities—June 30, 2020 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $65,499,870)	$60,989,016
Investments in affiliated securities, at value (cost $1,820,059)	1,820,059
Foreign currency, at value (cost $152,213)	151,859
Receivable for investments sold	331,537
Receivable for Fund shares sold	4,511
Receivable for dividends	613,982
Unrealized gains on forward foreign currency contracts	21,020
Prepaid expenses and other assets	1,141

Total assets	63,933,125

Liabilities
Payable for investments purchased	818,807
Payable for Fund shares redeemed	57,105
Management fee payable	159,861
Administration fees payable	4,181
Distribution fee payable	9,888
Custody and accounting fees payable	32,479
Trustees’ fees and expenses payable	5,114
Accrued expenses and other liabilities	59,158

Total liabilities	1,146,593

Total net assets	$62,786,532

Net assets consist of
Paid-in capital	$76,781,230
Total distributable loss	(13,994,698)

Total net assets	$62,786,532

Computation of net asset value per share
Net assets – Class 1	$15,035,675
Shares outstanding – Class 1[1]	10,075,938
Net asset value per share – Class 1	$1.49
Net assets – Class 2	$47,750,857
Shares outstanding – Class 2[1]	31,019,863
Net asset value per share – Class 2	$1.54

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo VT International Equity Fund

Statement of operations—six months ended June 30, 2020 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $103,348)	$855,699
Income from affiliated securities	7,472

Total investment income	863,171

Expenses
Management fee	259,606
Administration fees
Class 1	6,232
Class 2	19,729
Distribution fee
Class 2	61,602
Custody and accounting fees	34,450
Professional fees	22,326
Shareholder report expenses	21,364
Trustees’ fees and expenses	9,988
Other fees and expenses	8,231

Total expenses	443,528
Less: Fee waivers and/or expense reimbursements
Fund-level	(157,966)

Net expenses	285,562

Net investment income	577,609

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(9,857,724)
Affiliated securities	2
Forward foreign currency contracts	(88,991)

Net realized losses on investments	(9,946,713)

Net change in unrealized gains (losses) on
Unaffiliated securities	(5,495,512)
Forward foreign currency contracts	109,265

Net change in unrealized gains (losses) on investments	(5,386,247)

Net realized and unrealized gains (losses) on investments	(15,332,960)

Net decrease in net assets resulting from operations	$(14,755,351)

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT International Equity Fund  |  13

Statement of changes in net assets

	Six months ended June 30, 2020 (unaudited)		Year ended December 31, 2019

Operations
Net investment income		$577,609		$1,907,276
Net realized losses on investments		(9,946,713)		(1,090,787)
Net change in unrealized gains (losses) on investments		(5,386,247)		10,994,817

Net increase (decrease) in net assets resulting from operations		(14,755,351)		11,811,306

Distributions to shareholders from net investment income and realized gains
Class 1		0		(9,077,111)
Class 2		0		(27,331,240)

Total distributions to shareholders		0		(36,408,351)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	400,519	555,529	386,051	874,936
Class 2	824,879	1,161,672	803,693	1,889,549

		1,717,201		2,764,485

Reinvestment of distributions
Class 1	0	0	5,186,921	9,077,111
Class 2	0	0	15,100,133	27,331,240

		0		36,408,351

Payment for shares redeemed
Class 1	(1,210,835)	(1,830,737)	(1,474,212)	(3,230,199)
Class 2	(2,643,152)	(4,123,933)	(3,468,601)	(7,885,488)

		(5,954,670)		(11,115,687)

Net increase (decrease) in net assets resulting from capital share transactions		(4,237,469)		28,057,149

Total increase (decrease) in net assets		(18,992,820)		3,460,104

Net assets
Beginning of period		81,779,352		78,319,248

End of period		$62,786,532		$81,779,352

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo VT International Equity Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended June 30, 2020 (unaudited)	Year ended December 31
CLASS 1		2019	2018	2017	2016	2015
Net asset value, beginning of period	$1.83	$2.85	$5.34	$4.41	$4.82	$4.92
Net investment income	0.03	0.06 [1]	0.10 [1]	0.12 [1]	0.11 [1]	0.11 [1]
Net realized and unrealized gains (losses) on investments	(0.37)	0.34	(0.77)	0.96	(0.01)	0.02

Total from investment operations	(0.34)	0.40	(0.67)	1.08	0.10	0.13
Distributions to shareholders from
Net investment income	0.00	(0.13)	(0.61)	(0.15)	(0.15)	(0.23)
Net realized gains	0.00	(1.29)	(1.21)	0.00	(0.36)	0.00

Total distributions to shareholders	0.00	(1.42)	(1.82)	(0.15)	(0.51)	(0.23)
Net asset value, end of period	$1.49	$1.83	$2.85	$5.34	$4.41	$4.82
Total return[2]	(18.13)%	16.14%	(16.86)%	24.86%	3.25%	2.30%
Ratios to average net assets (annualized)
Gross expenses	1.18%	1.13%	1.12%	0.95%	0.95%	0.95%
Net expenses	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%
Net investment income	1.96%	2.55%	2.41%	2.41%	2.49%	2.04%
Supplemental data
Portfolio turnover rate	51%	48%	51%	55%	77%	34%
Net assets, end of period (000s omitted)	$15,036	$19,872	$19,315	$28,001	$25,137	$30,254

[1]	Calculated based upon average shares outstanding

[2]

Returns for periods less than one year are not annualized. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT International Equity Fund  |  15

Financial highlights

(For a share outstanding throughout each period)

	Six months ended June 30, 2020 (unaudited)	Year ended December 31
CLASS 2		2019	2018	2017	2016	2015
Net asset value, beginning of period	$1.89	$2.89	$5.38	$4.45	$4.84	$4.95
Net investment income	0.02	0.05 [1]	0.09 [1]	0.11 [1]	0.10	0.09 [1]
Net realized and unrealized gains (losses) on investments	(0.37)	0.36	(0.78)	0.96	0.00	0.01

Total from investment operations	(0.35)	0.41	(0.69)	1.07	0.10	0.10
Distributions to shareholders from
Net investment income	0.00	(0.12)	(0.59)	(0.14)	(0.13)	(0.21)
Net realized gains	0.00	(1.29)	(1.21)	0.00	(0.36)	0.00

Total distributions to shareholders	0.00	(1.41)	(1.80)	(0.14)	(0.49)	(0.21)
Net asset value, end of period	$1.54	$1.89	$2.89	$5.38	$4.45	$4.84
Total return[2]	(18.09)%	16.10%	(17.28)%	24.34%	3.30%	1.80%
Ratios to average net assets (annualized)
Gross expenses	1.43%	1.38%	1.30%	1.20%	1.20%	1.20%
Net expenses	0.94%	0.94%	0.94%	0.94%	0.94%	0.94%
Net investment income	1.72%	2.30%	1.82%	2.18%	2.25%	1.77%
Supplemental data
Portfolio turnover rate	51%	48%	51%	55%	77%	34%
Net assets, end of period (000s omitted)	$47,751	$61,907	$59,004	$318,202	$288,628	$295,215

[1]	Calculated based upon average shares outstanding

[2]

Returns for periods less than one year are not annualized. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo VT International Equity Fund

Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo VT International Equity Fund (the “Fund”) which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On June 30, 2020, such fair value pricing was used in pricing certain foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and

Wells Fargo VT International Equity Fund  |  17

Notes to financial statements (unaudited)

settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

18  |  Wells Fargo VT International Equity Fund

Notes to financial statements (unaudited)

As of June 30, 2020, the aggregate cost of all investments for federal income tax purposes was $65,809,081 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$3,158,936

Gross unrealized losses	(6,137,922)

Net unrealized losses	$(2,978,986)

As of December 31, 2019, the Fund had current year deferred post-October capital losses consisting of $563,117 in short-term losses and $943,747 in long-term losses which were recognized on the first day of the current fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Wells Fargo VT International Equity Fund  |  19

Notes to financial statements (unaudited)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Australia	$0	$1,193,756	$0	$1,193,756

Canada	2,208,109	0	0	2,208,109

China	565,290	5,547,045	0	6,112,335

Denmark	0	1,006,591	0	1,006,591

France	0	3,671,605	0	3,671,605

Germany	0	5,125,124	0	5,125,124

Hong Kong	0	1,362,471	0	1,362,471

India	0	1,326,416	0	1,326,416

Ireland	0	821,356	0	821,356

Israel	1,534,960	0	0	1,534,960

Italy	0	1,630,216	0	1,630,216

Japan	0	7,615,048	0	7,615,048

Malaysia	0	233,197	0	233,197

Netherlands	1,601,602	2,189,384	0	3,790,986

Norway	0	1,634,133	0	1,634,133

Russia	1,092,682	0	0	1,092,682

Singapore	0	1,245,131	0	1,245,131

South Korea	0	5,551,394	0	5,551,394

Switzerland	0	3,078,339	0	3,078,339

Thailand	0	564,296	0	564,296

United Kingdom	869,656	4,826,890	0	5,696,546

United States	3,601,076	893,249	0	4,494,325

Short-term investments

Investment companies	1,820,059	0	0	1,820,059

	13,293,434	49,515,641	0	62,809,075

Forward foreign currency contracts	0	21,020	0	21,020

Total assets	$13,293,434	$49,536,661	$0	$62,830,095

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Forward foreign currency contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. All other assets and liabilities are reported at their market value at measurement date.

For the six months ended June 30, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in

20  |  Wells Fargo VT International Equity Fund

Notes to financial statements (unaudited)

connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.800%

Next $500 million	0.750

Next $1 billion	0.700

Next $2 billion	0.675

Next $1 billion	0.650

Next $5 billion	0.640

Over $10 billion	0.630

For the six months ended June 30, 2020, the management fee was equivalent to an annual rate of 0.80% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives a class administration fee of 0.08% which is calculated based on the average daily net assets of each class.

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through April 30, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.69% for Class 1 shares and 0.94% for Class 2 shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended June 30, 2020 were $32,641,972 and $35,882,621, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the

Wells Fargo VT International Equity Fund  |  21

Notes to financial statements (unaudited)

close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of June 30, 2020, the Fund did not have any securities on loan.

7. DERIVATIVE TRANSACTIONS

During the six months ended June 30, 2020, the Fund entered into forward foreign currency contracts for economic hedging purposes. The Fund had average contract amounts of $1,896,796 and $4,685,339 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the six months ended June 30, 2020.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:

Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets

Credit Suisse	$21,020	$0	$0	$21,020

8. BANK BORROWINGS

The Trust, Wells Fargo Master Trust and Wells Fargo Funds Trust (excluding the money market funds) are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended June 30, 2020, there were no borrowings by the Fund under the agreement.

9. CONCENTRATION RISKS

Concentration risks result from exposure to a limited number of geographic regions. As of the end of the period, the Fund invested a concentration of its portfolio in Asia/Pacific ex-Japan and Europe. A fund that invests a substantial portion of its assets in any geographic region may be more affected by changes in that geographic region than would be a fund whose investments are not heavily weighted in any geographic region.

10. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into

22  |  Wells Fargo VT International Equity Fund

Notes to financial statements (unaudited)

contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

12. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo VT International Equity Fund  |  23

Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-260-5969, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

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Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

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Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

26  |  Wells Fargo VT International Equity Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-269-5969 or by visiting the website at wfam.com.

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Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo VT International Equity Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Variable Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo VT International Equity Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

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Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe The Board noted that the investment performance of the Fund was higher than the average investment performance of the Universe for the five- and ten-year periods ended December 31, 2019, but lower than the average investment performance of the Universe for the one- and three-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund was in range of or higher than the average investment performance of the Universe for the five- and ten-year periods ended March 31, 2020, and lower than the average investment performance of the Universe for the one- and three-year periods ended March 31, 2020. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the MSCI ACWI ex USA Index (Net), for the one-, three- and five-year periods ended December 31, 2019, but higher than its benchmark for the ten-year period ended December 31, 2019. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the MSCI ACWI ex USA Index (Net), for all periods ended March 31, 2020.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe and benchmark for certain of the longer time periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of the average rates for the Fund’s expense Groups for each class.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Wells Fargo VT International Equity Fund  |  29

Other information (unaudited)

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

30  |  Wells Fargo VT International Equity Fund

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Variable Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Wells Fargo VT International Equity Fund  |  31

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0720-00255 08-20

SVT3/SAR140 06-20

Semi-Annual Report

June 30, 2020

Wells Fargo VT Opportunity Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

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The views expressed and any forward-looking statements are as of June 30, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo VT Opportunity Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo VT Opportunity Fund for the six-month period that ended June 30, 2020. Global stock markets saw earlier gains erased in February and March as governments took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. However, markets rebounded from April through June to lessen the losses as central banks attempted to bolster capital markets and confidence. Fixed-income markets generally performed better, with the exception of high-yield bonds, as U.S. bonds overall achieved modest gains. Equity losses were broad, with international equities and U.S. small caps and value stocks faring the worst.

For the period, U.S. stocks, based on the S&P 500 Index1 returned -3.08% and international stocks, as measured by the MSCI ACWI ex USA Index (Net)2 fell 11.00%. The MSCI EM Index (Net)3 lost 9.78%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 6.14%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned 0.61%, the Bloomberg Barclays Municipal Bond Index6 returned 2.08%, and the ICE BofA U.S. High Yield Index7 lost 4.78%.

Capital market volatility spiked in late January on concerns about the coronavirus.

As the period began, a 2019 year-end rally continued into early January 2020. However, capital market volatility spiked in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, causing the price of West Texas Intermediate crude oil to fall 13% in February alone.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo VT Opportunity Fund

Letter to shareholders (unaudited)

The global spread of the coronavirus led many countries to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Federal Reserve launched several lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April after the extreme volatility of the previous two months, with the S&P 500 Index gaining 12.8% for the month and the MSCI ACWI ex USA Index (Net) returning 7.6%. The rebound was fueled by unprecedented stimulus measures taken by governments and central banks to buffer the economic damage created by mass shutdowns to try to contain the virus’s spread. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

In May, the equity market rebound continued, with the S&P 500 Index climbing a further 4.8%. European and Japanese stock markets also had monthly gains. Investors regained confidence on reports of early signs of success in human trials of a coronavirus vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. Purchasing managers’ indices continued to reflect weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, helped maintain robust information technology sector earnings, which helped drive powerful well-known technology stocks higher.

Despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine, financial markets continued to post widely positive returns in June. As economies reopened, there were hopeful signs. U.S. retail sales rose 17% in May while retail sales in the U.K. rebounded by 12%. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they can to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits due to expire at the end of July. However, unemployment remained in the double digits, easing somewhat from 14.7% in April to 11.1% in June. At period-end, numerous states reported alarming increases of coronavirus cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

“The global spread of the coronavirus led many countries to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system.”

“Despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine, financial markets continued to post widely positive returns in June. ”

Wells Fargo VT Opportunity Fund  |  3

Letter to shareholders (unaudited)

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-269-5969.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

4  |  Wells Fargo VT Opportunity Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kurt Gunderson*

Christopher J. Miller, CFA®‡

Average annual total returns (%) as of June 30, 2020

					Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	Gross	Net[2]

Class 1[3]	8-26-2011	4.48	8.62	12.06	0.85	0.75

Class 2	5-8-1992	4.25	8.36	11.82	1.10	1.00

Russell 3000® Index[4]	–	6.53	10.03	13.72	–	–

Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these fees and expenses had been reflected, performance would have been lower.

Shares are sold without a front-end sales charge or contingent deferred sales charge.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 7.

6  |  Wells Fargo VT Opportunity Fund

Performance highlights (unaudited)

Ten largest holdings (%) as of June 30, 2020[5]

Alphabet Incorporated Class C	4.35

Apple Incorporated	3.78

Amazon.com Incorporated	3.69

Salesforce.com Incorporated	3.03

Facebook Incorporated Class A	2.80

Texas Instruments Incorporated	2.67

MasterCard Incorporated Class A	2.52

Novartis AG ADR	2.17

Marvell Technology Group Limited	2.01

Intercontinental Exchange Incorporated	1.90

Sector allocation as of June 30, 2020[6]

*	Mr. Gunderson became a portfolio manager of the Fund on February 1, 2020.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through April 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.75% for Class 1 and 1.00% for Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class 1 shares prior to their inception reflects the performance of the Class 2 shares, and includes the higher expenses applicable to the Class 2 shares. If these expenses had not been included, returns for the Class 1 shares would be higher.

[4]

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[5]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[6]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo VT Opportunity Fund  |  7

Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2020 to June 30, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 1-1-2020	Ending account value 6-30-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class 1

Actual	$1,000.00	$951.43	$3.64	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.13	$3.77	0.75%

Class 2

Actual	$1,000.00	$950.52	$4.85	1.00%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$5.02	1.00%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

8  |  Wells Fargo VT Opportunity Fund

Portfolio of investments—June 30, 2020 (unaudited)

	Shares	Value
Common Stocks: 99.51%

Communication Services: 8.37%

Interactive Media & Services: 7.16%
Alphabet Incorporated Class C †	5,139	$7,264,540
Facebook Incorporated Class A †	20,590	4,675,371

		11,939,911

Wireless Telecommunication Services: 1.21%
T-Mobile US Incorporated †	19,415	2,022,072

Consumer Discretionary: 9.81%

Automobiles: 1.72%
General Motors Company	113,563	2,873,144

Internet & Direct Marketing Retail: 3.69%
Amazon.com Incorporated †	2,233	6,160,445

Multiline Retail: 1.29%
Dollar General Corporation	11,282	2,149,334

Specialty Retail: 3.11%
Burlington Stores Incorporated †	15,756	3,102,829
Ulta Beauty Incorporated †	10,242	2,083,428

		5,186,257

Consumer Staples: 2.47%

Food & Staples Retailing: 1.26%
Sysco Corporation	38,430	2,100,584

Household Products: 1.21%
Church & Dwight Company Incorporated	26,079	2,015,907

Energy: 0.68%

Oil, Gas & Consumable Fuels: 0.68%
BP plc ADR	48,464	1,130,180

Financials: 10.78%

Banks: 1.01%
Webster Financial Corporation	59,100	1,690,851

Capital Markets: 5.32%
CME Group Incorporated	9,832	1,598,093
Intercontinental Exchange Incorporated	34,660	3,174,856
S&P Global Incorporated	7,758	2,556,106
The Charles Schwab Corporation	45,613	1,538,983

		8,868,038

Insurance: 4.45%
Chubb Limited	18,092	2,290,809
Marsh & McLennan Companies Incorporated	27,225	2,923,148
Willis Towers Watson plc	11,251	2,215,884

		7,429,841

Health Care: 17.43%

Biotechnology: 1.08%
Alexion Pharmaceuticals Incorporated †	16,061	1,802,687

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Opportunity Fund  |  9

Portfolio of investments—June 30, 2020 (unaudited)

	Shares	Value
Health Care Equipment & Supplies: 5.86%
Align Technology Incorporated †	5,242	$1,438,614
Boston Scientific Corporation †	77,687	2,727,591
LivaNova plc †	56,131	2,701,585
Medtronic plc	31,840	2,919,728

		9,787,518

Health Care Providers & Services: 2.38%
Cigna Corporation	10,086	1,892,638
UnitedHealth Group Incorporated	7,038	2,075,858

		3,968,496

Life Sciences Tools & Services: 5.23%
Agilent Technologies Incorporated	31,763	2,806,896
Bio-Rad Laboratories Incorporated Class A †	6,498	2,933,782
Thermo Fisher Scientific Incorporated	8,253	2,990,392

		8,731,070

Pharmaceuticals: 2.88%
Mylan NV †	73,301	1,178,680
Novartis AG ADR	41,483	3,623,125

		4,801,805

Industrials: 14.38%

Aerospace & Defense: 2.66%
Hexcel Corporation	38,066	1,721,345
MTU Aero Engines AG †	15,588	2,713,879

		4,435,224

Building Products: 1.31%
Armstrong World Industries Incorporated	28,127	2,192,781

Commercial Services & Supplies: 1.20%
Republic Services Incorporated	24,353	1,998,164

Electrical Equipment: 1.27%
AMETEK Incorporated	23,637	2,112,439

Industrial Conglomerates: 1.45%
Carlisle Companies Incorporated	20,241	2,422,240

Machinery: 5.16%
Fortive Corporation	40,091	2,712,557
ITT Incorporated	45,164	2,652,933
Otis Worldwide Corporation	29,496	1,677,143
SPX Corporation †	37,898	1,559,503

		8,602,136

Trading Companies & Distributors: 1.33%
United Rentals Incorporated †	14,950	2,228,148

Information Technology: 25.36%

Electronic Equipment, Instruments & Components: 1.68%
Amphenol Corporation Class A	29,319	2,809,053

IT Services: 3.92%
Fidelity National Information Services Incorporated	17,412	2,334,775
MasterCard Incorporated Class A	14,235	4,209,290

		6,544,065

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo VT Opportunity Fund

Portfolio of investments—June 30, 2020 (unaudited)

		Shares	Value
Semiconductors & Semiconductor Equipment: 4.68%
Marvell Technology Group Limited		95,710	$3,355,593
Texas Instruments Incorporated		35,040	4,449,029

			7,804,622

Software: 11.30%
Fair Isaac Corporation †		5,974	2,497,371
Palo Alto Networks Incorporated †		10,362	2,379,841
Proofpoint Incorporated †		18,220	2,024,606
RealPage Incorporated †		33,121	2,153,196
Salesforce.com Incorporated †		27,009	5,059,596
ServiceNow Incorporated †		4,182	1,693,961
Workday Incorporated Class A †		16,216	3,038,230

			18,846,801

Technology Hardware, Storage & Peripherals: 3.78%
Apple Incorporated		17,276	6,302,285

Materials: 3.39%

Chemicals: 2.37%
The Sherwin-Williams Company		4,744	2,741,320
Westlake Chemical Corporation		22,647	1,215,012

			3,956,332

Metals & Mining: 1.02%
Steel Dynamics Incorporated		65,126	1,699,137

Real Estate: 6.84%

Equity REITs: 6.84%
American Tower Corporation		11,689	3,022,074
Equinix Incorporated		3,631	2,550,051
Sun Communities Incorporated		21,564	2,925,804
VICI Properties Incorporated		144,316	2,913,740

			11,411,669

Total Common Stocks (Cost $126,727,606)			166,023,236

	Yield
Short-Term Investments: 0.58%

Investment Companies: 0.58%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.11%	973,587	973,587

Total Short-Term Investments (Cost $973,587)			973,587

Total investments in securities (Cost $127,701,193)	100.09%	166,996,823

Other assets and liabilities, net	(0.09)	(156,089)

Total net assets	100.00%	$166,840,734

†	Non-income-earning security
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Opportunity Fund  |  11

Portfolio of investments—June 30, 2020 (unaudited)

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	$1,838,788	$20,944,252	$(21,809,453)	$0	$0	$7,006	$973,587	0.58%

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo VT Opportunity Fund

Statement of assets and liabilities—June 30, 2020 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $126,727,606)	$166,023,236
Investments in affiliated securities, at value (cost $973,587)	973,587
Receivable for Fund shares sold	6,954
Receivable for dividends	244,059
Prepaid expenses and other assets	4,346

Total assets	167,252,182

Liabilities
Payable for investments purchased	104,988
Payable for Fund shares redeemed	161,049
Management fee payable	81,376
Administration fees payable	11,068
Distribution fee payable	28,866
Trustees’ fees and expenses payable	4,891
Accrued expenses and other liabilities	19,210

Total liabilities	411,448

Total net assets	$166,840,734

Net assets consist of
Paid-in capital	$108,923,554
Total distributable earnings	57,917,180

Total net assets	$166,840,734

Computation of net asset value per share
Net assets – Class 1	$27,125,056
Shares outstanding – Class 1[1]	1,073,217
Net asset value per share – Class 1	$25.27
Net assets – Class 2	$139,715,678
Shares outstanding – Class 2[1]	5,510,007
Net asset value per share – Class 2	$25.36

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Opportunity Fund  |  13

Statement of operations—six months ended June 30, 2020 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $20,368)	$1,099,669
Income from affiliated securities	7,006

Total investment income	1,106,675

Expenses
Management fee	578,895
Administration fees
Class 1	10,716
Class 2	55,443
Distribution fee
Class 2	173,060
Custody and accounting fees	10,399
Professional fees	23,037
Shareholder report expenses	17,746
Trustees’ fees and expenses	9,988
Other fees and expenses	6,271

Total expenses	885,555
Less: Fee waivers and/or expense reimbursements
Fund-level	(92,052)

Net expenses	793,503

Net investment income	313,172

Realized and unrealized gains (losses) on investments
Net realized gains on investments	4,515,637
Net change in unrealized gains (losses) on investments	(14,729,251)

Net realized and unrealized gains (losses) on investments	(10,213,614)

Net decrease in net assets resulting from operations	$(9,900,442)

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo VT Opportunity Fund

Statement of changes in net assets

	Six months ended June 30, 2020 (unaudited)		Year ended December 31, 2019

Operations
Net investment income		$313,172		$836,348
Net realized gains on investments		4,515,637		13,216,674
Net change in unrealized gains (losses) on investments		(14,729,251)		34,750,912

Net increase (decrease) in net assets resulting from operations		(9,900,442)		48,803,934

Distributions to shareholders from net investment income and net realized gains
Class 1		0		(3,501,610)
Class 2		0		(17,537,462)

Total distributions to shareholders		0		(21,039,072)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	15,311	344,425	16,098	390,406
Class 2	46,444	1,089,676	117,672	3,032,567

		1,434,101		3,422,973

Reinvestment of distributions
Class 1	0	0	141,137	3,501,610
Class 2	0	0	702,904	17,537,462

		0		21,039,072

Payment for shares redeemed
Class 1	(102,214)	(2,554,118)	(190,606)	(4,880,882)
Class 2	(467,000)	(11,165,854)	(797,590)	(20,455,623)

		(13,719,972)		(25,336,505)

Net decrease in net assets resulting from capital share transactions		(12,285,871)		(874,460)

Total increase (decrease) in net assets		(22,186,313)		26,890,402

Net assets
Beginning of period		189,027,047		162,136,645

End of period		$166,840,734		$189,027,047

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Opportunity Fund  |  15

Financial highlights

(For a share outstanding throughout each period)

	Six months ended June 30, 2020 (unaudited)	Year ended December 31
CLASS 1		2019	2018	2017	2016	2015
Net asset value, beginning of period	$26.56	$22.76	$27.05	$24.60	$25.00	$28.82
Net investment income	0.08	0.17	0.15	0.13	0.22	0.57
Net realized and unrealized gains (losses) on investments	(1.37)	6.84	(1.69)	4.77	2.59	(1.28)

Total from investment operations	(1.29)	7.01	(1.54)	4.90	2.81	(0.71)
Distributions to shareholders from
Net investment income	0.00	(0.15)	(0.12)	(0.25)	(0.60)	(0.12)
Net realized gains	0.00	(3.06)	(2.63)	(2.20)	(2.61)	(2.99)

Total distributions to shareholders	0.00	(3.21)	(2.75)	(2.45)	(3.21)	(3.11)
Net asset value, end of period	$25.27	$26.56	$22.76	$27.05	$24.60	$25.00
Total return[1]	(4.86)%	31.81%	(6.93)%	20.72%	12.52%	(2.85)%
Ratios to average net assets (annualized)
Gross expenses	0.86%	0.85%	0.84%	0.86%	0.85%	0.84%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	0.59%	0.67%	0.52%	0.43%	0.65%	2.02%
Supplemental data
Portfolio turnover rate	29%	25%	31%	36%	47%	41%
Net assets, end of period (000s omitted)	$27,125	$30,811	$27,165	$33,843	$33,035	$35,539

[1]

Returns for periods of less than one year are not annualized. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo VT Opportunity Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended June 30, 2020 (unaudited)	Year ended December 31
CLASS 2		2019	2018	2017	2016	2015
Net asset value, beginning of period	$26.68	$22.85	$27.14	$24.67	$25.05	$28.86
Net investment income	0.05	0.11	0.08	0.06	0.13	0.50
Net realized and unrealized gains (losses) on investments	(1.37)	6.86	(1.69)	4.79	2.63	(1.28)

Total from investment operations	(1.32)	6.97	(1.61)	4.85	2.76	(0.78)
Distributions to shareholders from
Net investment income	0.00	(0.08)	(0.05)	(0.18)	(0.53)	(0.04)
Net realized gains	0.00	(3.06)	(2.63)	(2.20)	(2.61)	(2.99)

Total distributions to shareholders	0.00	(3.14)	(2.68)	(2.38)	(3.14)	(3.03)
Net asset value, end of period	$25.36	$26.68	$22.85	$27.14	$24.67	$25.05
Total return[1]	(4.95)%	31.46%	(7.15)%	20.44%	12.23%	(3.08)%
Ratios to average net assets (annualized)
Gross expenses	1.11%	1.10%	1.09%	1.11%	1.10%	1.09%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.34%	0.42%	0.27%	0.18%	0.39%	1.76%
Supplemental data
Portfolio turnover rate	29%	25%	31%	36%	47%	41%
Net assets, end of period (000s omitted)	$139,716	$158,216	$134,972	$165,992	$158,783	$169,090

[1]

Returns for periods of less than one year are not annualized. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Opportunity Fund  |  17

Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo VT Opportunity Fund (the “Fund”) which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On June 30, 2020, such fair value pricing was used in pricing certain foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

18  |  Wells Fargo VT Opportunity Fund

Notes to financial statements (unaudited)

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2020, the aggregate cost of all investments for federal income tax purposes was $126,970,206 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$48,492,717

Gross unrealized losses	(8,466,100)

Net unrealized gains	$40,026,617

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to

Wells Fargo VT Opportunity Fund  |  19

Notes to financial statements (unaudited)

unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$13,961,983	$0	$0	$13,961,983

Consumer discretionary	16,369,180	0	0	16,369,180

Consumer staples	4,116,491	0	0	4,116,491

Energy	1,130,180	0	0	1,130,180

Financials	17,988,730	0	0	17,988,730

Health care	29,091,576	0	0	29,091,576

Industrials	21,277,253	2,713,879	0	23,991,132

Information technology	42,306,826	0	0	42,306,826

Materials	5,655,469	0	0	5,655,469

Real estate	11,411,669	0	0	11,411,669

Short-term investments

Investment companies	973,587	0	0	973,587

Total assets	$164,282,944	$2,713,879	$0	$166,996,823

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the six months ended June 30, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.700%

Next $500 million	0.675

Next $1 billion	0.650

Next $2 billion	0.625

Next $1 billion	0.600

Next $5 billion	0.590

Over $10 billion	0.580

20  |  Wells Fargo VT Opportunity Fund

Notes to financial statements (unaudited)

For the six months ended June 30, 2020, the management fee was equivalent to an annual rate of 0.70% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee of 0.08% which is calculated based on the average daily net assets of each class.

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through April 30, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.75% for Class 1 shares and 1.00% for Class 2 shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended June 30, 2020 were $47,819,376 and $58,758,282, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of June 30, 2020, the Fund did not have any securities on loan.

7. BANK BORROWINGS

The Trust, Wells Fargo Master Trust and Wells Fargo Funds Trust (excluding the money market funds) are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

Wells Fargo VT Opportunity Fund  |  21

Notes to financial statements (unaudited)

For the six months ended June 30, 2020, there were no borrowings by the Fund under the agreement.

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. As of the end of the period, the Fund invested a concentration of its portfolio in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

22  |  Wells Fargo VT Opportunity Fund

Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800- 260-5969, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo VT Opportunity Fund  |  23

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

24  |  Wells Fargo VT Opportunity Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo VT Opportunity Fund  |  25

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-269-5969 or by visiting the website at wfam.com.

26  |  Wells Fargo VT Opportunity Fund

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo VT Opportunity Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Variable Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo VT Opportunity Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Wells Fargo VT Opportunity Fund  |  27

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund was higher than the average investment performance of the Universe for the one-, three-, five- and ten-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund was higher than the average performance of the Universe for all periods ended March 31, 2020. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Russell 3000® Index, for the three-, five- and ten-year periods ended December 31, 2019, and higher than its benchmark for the one-year period ended December 31, 2019. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Russell 3000® Index, for all periods ended March 31, 2020.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were equal to or in range of the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

28  |  Wells Fargo VT Opportunity Fund

Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Wells Fargo VT Opportunity Fund  |  29

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Variable Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

30  |  Wells Fargo VT Opportunity Fund

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0720-00257 08-20

SVT6/SAR143 06-20

Semi-Annual Report

June 30, 2020

Wells Fargo

VT Omega Growth Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo VT Omega Growth Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo VT Omega Growth Fund for the six-month period that ended June 30, 2020. Global stock markets saw earlier gains erased in February and March as governments took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. However, markets rebounded from April through June to lessen the losses as central banks attempted to bolster capital markets and confidence. Fixed-income markets generally performed better, with the exception of high-yield bonds, as U.S. bonds overall achieved modest gains. Equity losses were broad, with international equities and U.S. small caps and value stocks faring the worst.

For the period, U.S. stocks, based on the S&P 500 Index1 returned -3.08% and international stocks, as measured by the MSCI ACWI ex USA Index (Net)2 fell 11.00%. The MSCI EM Index (Net)3 lost 9.78%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 6.14%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned 0.61%, the Bloomberg Barclays Municipal Bond Index6 returned 2.08%, and the ICE BofA U.S. High Yield Index7 lost 4.78%.

Capital market volatility spiked in late January on concerns about the coronavirus.

As the period began, a 2019 year-end rally continued into early January 2020. However, capital market volatility spiked in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, causing the price of West Texas Intermediate crude oil to fall 13% in February alone.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo VT Omega Growth Fund

Letter to shareholders (unaudited)

The global spread of the coronavirus led many countries to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Federal Reserve launched several lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April after the extreme volatility of the previous two months, with the S&P 500 Index gaining 12.8% for the month and the MSCI ACWI ex USA Index (Net) returning 7.6%. The rebound was fueled by unprecedented stimulus measures taken by governments and central banks to buffer the economic damage created by mass shutdowns to try to contain the virus’s spread. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

In May, the equity market rebound continued, with the S&P 500 Index climbing a further 4.8%. European and Japanese stock markets also had monthly gains. Investors regained confidence on reports of early signs of success in human trials of a coronavirus vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. Purchasing managers’ indices continued to reflect weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, helped maintain robust information technology sector earnings, which helped drive powerful well-known technology stocks higher.

Despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine, financial markets continued to post widely positive returns in June. As economies reopened, there were hopeful signs. U.S. retail sales rose 17% in May while retail sales in the U.K. rebounded by 12%. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they can to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits due to expire at the end of July. However, unemployment remained in the double digits, easing somewhat from 14.7% in April to 11.1% in June. At period-end, numerous states reported alarming increases of coronavirus cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

“The global spread of the coronavirus led many countries to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system.”

“Despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine, financial markets continued to post widely positive returns in June. ”

Wells Fargo VT Omega Growth Fund  |  3

Letter to shareholders (unaudited)

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-269-5969.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

4  |  Wells Fargo VT Omega Growth Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael T. Smith, CFA®‡

Christopher J. Warner, CFA®‡

Average annual total returns (%) as of June 30, 20201

					Expense ratios[2] (%)

	Inception date	1 year	5 year	10 year	Gross	Net[3]

Class 1	3-6-1997	19.88	15.54	16.64	0.82	0.75

Class 2	7-31-2002	19.56	15.25	16.35	1.07	1.00

Russell 3000® Growth Index[4]	–	21.94	15.23	16.92	–	–

Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these fees and expenses had been reflected, performance would have been lower.

Shares are sold without a front-end sales charge or contingent deferred sales charge.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The Fund is exposed to smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 7.

6  |  Wells Fargo VT Omega Growth Fund

Performance highlights (unaudited)

Ten largest holdings (%) as of June 30, 2020[5]

Microsoft Corporation	9.42

Amazon.com Incorporated	8.79

Alphabet Incorporated Class A	4.15

Visa Incorporated Class A	3.67

UnitedHealth Group Incorporated	3.37

PayPal Holdings Incorporated	3.00

ServiceNow Incorporated	2.33

Chipotle Mexican Grill Incorporated	2.27

Netflix Incorporated	2.06

Merck & Company Incorporated	2.03

Sector allocation as of June 30, 2020[6]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]	Historical performance shown prior to July 19, 2010 is based on the performance of the Fund’s predecessor, Evergreen VA Omega Fund.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through April 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.75% for Class 1 and 1.00% for Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[5]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[6]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo VT Omega Growth Fund  |  7

Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2020 to June 30, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 1-1-2020	Ending account value 6-30-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class 1

Actual	$1,000.00	$1,116.96	$3.95	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.13	$3.77	0.75%

Class 2

Actual	$1,000.00	$1,115.55	$5.26	1.00%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$5.02	1.00%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

8  |  Wells Fargo VT Omega Growth Fund

Portfolio of investments—June 30, 2020 (unaudited)

	Shares	Value
Common Stocks: 98.03%

Communication Services: 11.89%

Entertainment: 3.22%
Netflix Incorporated †	4,200	$1,911,168
Spotify Technology SA †	4,200	1,084,398

		2,995,566

Interactive Media & Services: 8.67%
Alphabet Incorporated Class A †	2,720	3,857,096
Alphabet Incorporated Class C †	739	1,044,658
Match Group Incorporated †	5,600	1,811,040
Tencent Holdings Limited ADR	20,900	1,337,600

		8,050,394

Consumer Discretionary: 17.48%

Auto Components: 1.05%
Aptiv plc	12,500	974,000

Automobiles: 0.83%
Ferrari NV	4,500	769,545

Diversified Consumer Services: 0.77%
Bright Horizons Family Solutions Incorporated †	6,100	714,920

Hotels, Restaurants & Leisure: 2.27%
Chipotle Mexican Grill Incorporated †	2,000	2,104,720

Internet & Direct Marketing Retail: 10.65%
Amazon.com Incorporated †	2,960	8,166,107
MercadoLibre Incorporated †	1,750	1,725,098

		9,891,205

Specialty Retail: 1.91%
The Home Depot Incorporated	7,100	1,778,621

Financials: 1.46%

Capital Markets: 1.46%
Intercontinental Exchange Incorporated	14,800	1,355,680

Health Care: 17.92%

Biotechnology: 1.93%
Exact Sciences Corporation †	16,700	1,451,898
Sarepta Therapeutics Incorporated †	2,100	336,714

		1,788,612

Health Care Equipment & Supplies: 7.87%
ABIOMED Incorporated †	3,000	724,680
Alcon Incorporated †	19,900	1,140,668
Align Technology Incorporated †	5,200	1,427,088
DexCom Incorporated †	3,600	1,459,440
Edwards Lifesciences Corporation †	13,500	932,985
Intuitive Surgical Incorporated †	2,850	1,624,016

		7,308,877

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Omega Growth Fund  |  9

Portfolio of investments—June 30, 2020 (unaudited)

	Shares	Value
Health Care Providers & Services: 4.40%
HealthEquity Incorporated †	16,355	$959,548
UnitedHealth Group Incorporated	10,600	3,126,470

		4,086,018

Health Care Technology: 1.69%
Veeva Systems Incorporated Class A †	6,700	1,570,614

Pharmaceuticals: 2.03%
Eli Lilly & Company	1	164
Merck & Company Incorporated	24,400	1,886,852

		1,887,016

Industrials: 8.04%

Aerospace & Defense: 0.71%
HEICO Corporation	6,600	657,690

Commercial Services & Supplies: 2.84%
Cintas Corporation	4,100	1,092,076
Waste Connections Incorporated	16,446	1,542,470

		2,634,546

Construction & Engineering: 1.08%
Jacobs Engineering Group Incorporated	11,800	1,000,640

Professional Services: 1.72%
IHS Markit Limited	21,200	1,600,600

Road & Rail: 1.69%
Union Pacific Corporation	9,300	1,572,351

Information Technology: 37.00%

Communications Equipment: 1.27%
Motorola Solutions Incorporated	8,400	1,177,092

Electronic Equipment, Instruments & Components: 1.04%
Zebra Technologies Corporation Class A †	3,800	972,610

IT Services: 17.88%
Black Knight Incorporated †	20,300	1,472,968
EPAM Systems Incorporated †	7,415	1,868,654
Euronet Worldwide Incorporated †	9,100	871,962
Fiserv Incorporated †	13,495	1,317,382
Global Payments Incorporated	8,171	1,385,965
PayPal Holdings Incorporated †	16,000	2,787,680
Shopify Incorporated Class A †	1,400	1,328,880
Square Incorporated Class A †	12,600	1,322,244
Visa Incorporated Class A	17,644	3,408,291
WEX Incorporated †	5,112	843,531

		16,607,557

Software: 16.81%
Atlassian Corporation plc Class A †	6,100	1,099,647
Autodesk Incorporated †	6,600	1,578,654
Cadence Design Systems Incorporated †	14,700	1,410,612
Microsoft Corporation	43,000	8,750,930

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo VT Omega Growth Fund

Portfolio of investments—June 30, 2020 (unaudited)

		Shares	Value

Software (continued)
ServiceNow Incorporated †		5,350	$2,167,071
Zoom Video Communications Incorporated †		2,400	608,496

			15,615,410

Materials: 3.47%

Chemicals: 2.31%
Ingevity Corporation †		7,900	415,303
The Sherwin-Williams Company		3,000	1,733,550

			2,148,853

Construction Materials: 1.16%
Vulcan Materials Company		9,300	1,077,405

Real Estate: 0.77%

Equity REITs: 0.77%
SBA Communications Corporation		2,400	715,008

Total Common Stocks (Cost $46,051,526)			91,055,550

	Yield
Short-Term Investments: 2.84%

Investment Companies: 2.84%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.11%	2,636,739	2,636,739

Total Short-Term Investments (Cost $2,636,739)			2,636,739

Total investments in securities (Cost $48,688,265)	100.87%	93,692,289

Other assets and liabilities, net	(0.87)	(808,083)

Total net assets	100.00%	$92,884,206

†	Non-income-earning security
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC *	$1,089,526	$2,975,700	$(4,065,634)	$408	$0	$2,018	#	$0
Wells Fargo Government Money Market Fund Select Class	515,647	11,700,195	(9,579,103)	0	0	4,075		2,636,739

				$408	$0	$6,093		$2,636,739	2.84%

*	No longer held at the end of the period

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Omega Growth Fund  |  11

Statement of assets and liabilities—June 30, 2020 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $46,051,526)	$91,055,550
Investments in affiliated securities, at value (cost $2,636,739)	2,636,739
Receivable for Fund shares sold	52
Receivable for dividends	22,970
Prepaid expenses and other assets	729

Total assets	93,716,040

Liabilities
Payable for investments purchased	629,292
Payable for Fund shares redeemed	109,076
Management fee payable	42,015
Administration fees payable	5,993
Distribution fee payable	9,694
Trustees’ fees and expenses payable	5,228
Accrued expenses and other liabilities	30,536

Total liabilities	831,834

Total net assets	$92,884,206

Net assets consist of
Paid-in capital	$36,110,994
Total distributable earnings	56,773,212

Total net assets	$92,884,206

Computation of net asset value per share
Net assets – Class 1	$40,480,161
Shares outstanding – Class 1[1]	1,136,497
Net asset value per share – Class 1	$35.62
Net assets – Class 2	$52,404,045
Shares outstanding – Class 2[1]	1,537,745
Net asset value per share – Class 2	$34.08

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo VT Omega Growth Fund

Statement of operations—six months ended June 30, 2020 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $1,891)	$229,906
Income from affiliated securities	5,701

Total investment income	235,607

Expenses
Management fee	255,542
Administration fees
Class 1	14,778
Class 2	19,294
Distribution fee
Class 2	56,220
Custody and accounting fees	7,777
Professional fees	23,182
Shareholder report expenses	11,310
Trustees’ fees and expenses	9,988
Other fees and expenses	4,089

Total expenses	402,180
Less: Fee waivers and/or expense reimbursements
Fund-level	(19,489)
Class 1	(2,969)

Net expenses	379,722

Net investment loss	(144,115)

Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	4,685,380
Affiliated securities	408

Net realized gains on investments	4,685,788
Net change in unrealized gains (losses) on investments	4,910,096

Net realized and unrealized gains (losses) on investments	9,595,884

Net increase in net assets resulting from operations	$9,451,769

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Omega Growth Fund  |  13

Statement of changes in net assets

	Six months ended June 30, 2020 (unaudited)		Year ended December 31, 2019

Operations
Net investment loss		$(144,115)		$(200,889)
Net realized gains on investments		4,685,788		7,507,542
Net change in unrealized gains (losses) on investments		4,910,096		20,470,814

Net increase in net assets resulting from operations		9,451,769		27,777,467

Distributions to shareholders from net investment income and net realized gains
Class 1		0		(4,663,133)
Class 2		0		(6,195,458)

Total distributions to shareholders		0		(10,858,591)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	25,551	779,502	73,112	2,241,178
Class 2	50,810	1,578,205	114,807	3,406,537

		2,357,707		5,647,715

Reinvestment of distributions
Class 1	0	0	152,191	4,663,133
Class 2	0	0	210,801	6,195,458

		0		10,858,591

Payment for shares redeemed
Class 1	(143,539)	(4,382,841)	(228,659)	(6,950,692)
Class 2	(177,560)	(5,385,809)	(583,624)	(17,173,879)

		(9,768,650)		(24,124,571)

Net decrease in net assets resulting from capital share transactions		(7,410,943)		(7,618,265)

Total increase in net assets		2,040,826		9,300,611

Net assets
Beginning of period		90,843,380		81,542,769

End of period		$92,884,206		$90,843,380

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo VT Omega Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended June 30, 2020 (unaudited)	Year ended December 31
CLASS 1		2019	2018	2017	2016	2015
Net asset value, beginning of period	$31.89	$26.27	$28.99	$22.20	$23.30	$27.57
Net investment income (loss)	(0.03)[1]	(0.03)[1]	(0.03)[1]	(0.02)[1]	0.10	(0.03)
Net realized and unrealized gains (losses) on investments	3.76	9.69	0.62	7.68	0.05	0.52

Total from investment operations	3.73	9.66	0.59	7.66	0.15	0.49
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.06)	0.00	0.00
Net realized gains	0.00	(4.04)	(3.31)	(0.81)	(1.25)	(4.76)

Total distributions to shareholders	0.00	(4.04)	(3.31)	(0.87)	(1.25)	(4.76)
Net asset value, end of period	$35.62	$31.89	$26.27	$28.99	$22.20	$23.30
Total return[2]	11.70%	37.39%	0.52%	34.95%	0.77%	1.62%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.82%	0.81%	0.82%	0.82%	0.79%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income (loss)	(0.20)%	(0.08)%	(0.10)%	(0.07)%	0.26%	(0.11)%
Supplemental data
Portfolio turnover rate	11%	31%	46%	67%	90%	101%
Net assets, end of period (000s omitted)	$40,480	$40,001	$33,043	$38,687	$33,373	$40,362

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized. Returns do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

Wells Fargo VT Omega Growth Fund  |  15

Financial highlights

(For a share outstanding throughout each period)

	Six months ended June 30, 2020 (unaudited)	Year ended December 31
CLASS 2		2019	2018	2017	2016	2015
Net asset value, beginning of period	$30.55	$25.23	$27.91	$21.38	$22.54	$26.89
Net investment income (loss)	(0.07)[1]	(0.10)[1]	(0.11)	(0.08)	0.00 [1,2]	(0.09)
Net realized and unrealized gains (losses) on investments	3.60	9.29	0.61	7.39	0.09	0.50

Total from investment operations	3.53	9.19	0.50	7.31	0.09	0.41
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.00)[2]	0.00	0.00
Net realized gains	0.00	(3.87)	(3.18)	(0.78)	(1.25)	(4.76)

Total distributions to shareholders	0.00	(3.87)	(3.18)	(0.78)	(1.25)	(4.76)
Net asset value, end of period	$34.08	$30.55	$25.23	$27.91	$21.38	$22.54
Total return[3]	11.55%	37.04%	0.28%	34.60%	0.52%	1.34%
Ratios to average net assets (annualized)
Gross expenses	1.05%	1.06%	1.06%	1.07%	1.07%	1.04%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	(0.45)%	(0.33)%	(0.35)%	(0.31)%	0.01%	(0.36)%
Supplemental data
Portfolio turnover rate	11%	31%	46%	67%	90%	101%
Net assets, end of period (000s omitted)	$52,404	$50,843	$48,500	$54,334	$42,684	$49,963

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Returns for periods of less than one year are not annualized. Returns do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo VT Omega Growth Fund

Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo VT Omega Growth Fund (the “Fund”) which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Wells Fargo VT Omega Growth Fund  |  17

Notes to financial statements (unaudited)

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2020, the aggregate cost of all investments for federal income tax purposes was $48,593,482 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$45,869,563

Gross unrealized losses	(770,756)

Net unrealized gains	$45,098,807

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

18  |  Wells Fargo VT Omega Growth Fund

Notes to financial statements (unaudited)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$11,045,960	$0	$0	$11,045,960

Consumer discretionary	16,233,011	0	0	16,233,011

Financials	1,355,680	0	0	1,355,680

Health care	16,641,137	0	0	16,641,137

Industrials	7,465,827	0	0	7,465,827

Information technology	34,372,669	0	0	34,372,669

Materials	3,226,258	0	0	3,226,258

Real estate	715,008	0	0	715,008

Short-term investments

Investment companies	2,636,739	0	0	2,636,739

Total assets	$93,692,289	$0	$0	$93,692,289

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the six months ended June 30, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.600%

Next $500 million	0.550

Next $1 billion	0.500

Next $2 billion	0.475

Next $1 billion	0.450

Next $5 billion	0.440

Over $10 billion	0.430

For the six months ended June 30, 2020, the management fee was equivalent to an annual rate of 0.60% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee of 0.08% which is calculated based on the average daily net assets of each class.

Wells Fargo VT Omega Growth Fund  |  19

Notes to financial statements (unaudited)

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through April 30, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.75% for Class 1 shares and 1.00% for Class 2 shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended June 30, 2020 were $9,684,967 and $18,533,639, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of June 30, 2020, the Fund did not have any securities on loan.

7. BANK BORROWINGS

The Trust, Wells Fargo Master Trust and Wells Fargo Funds Trust (excluding the money market funds) are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended June 30, 2020, there were no borrowings by the Fund under the agreement.

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. As of the end of the period, the Fund invests a concentration of its portfolio in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement

20  |  Wells Fargo VT Omega Growth Fund

Notes to financial statements (unaudited)

with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo VT Omega Growth Fund  |  21

Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-260-5969, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

22  |  Wells Fargo VT Omega Growth Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo VT Omega Growth Fund  |  23

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

24  |  Wells Fargo VT Omega Growth Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-269-5969 or by visiting the website at wfam.com.

Wells Fargo VT Omega Growth Fund  |  25

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo VT Omega Growth Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Variable Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo VT Omega Growth Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

26  |  Wells Fargo VT Omega Growth Fund

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund was higher than the average investment performance of the Universe for the one-, three-, five- and ten-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund was higher than the average investment performance of the Universe for all periods ended March 31, 2020. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Russell 3000® Growth Index, for the one- and three-year periods ended December 31, 2019, but lower than its benchmark index for the five- and ten-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Russell 3000® Growth Index, for the three-year period ended March 31, 2020, but lower than its benchmark index for the one-, five- and ten-year periods ended March 31, 2020.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for each share class.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Wells Fargo VT Omega Growth Fund  |  27

Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

28  |  Wells Fargo VT Omega Growth Fund

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Variable Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Wells Fargo VT Omega Growth Fund  |  29

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0720-00256 08-20

SVT5/SAR142 06-20

ITEM 2. CODE OF ETHICS

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Variable Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Variable Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Variable Trust

By:

/s/ Andrew Owen

Andrew Owen
President

Date: August 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Variable Trust

By:

/s/ Andrew Owen

Andrew Owen
President

Date: August 26, 2020
By:
/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date: August 26, 2020